UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-8061

Diamond Hill Funds

(Exact name of registrant as specified in charter)

325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215
(Address of principal executive offices)	(Zip code)

James F. Laird, Jr., 325 John H. McConnell Boulevard, Suite 200, Columbus, Ohio 43215

(Name and address of agent for service)

Registrant’s telephone number, including area code: 614-255-3333

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Reports to Stockholders.

This material must be preceded or accompanied by a current prospectus.

Annual Report

December 31, 2012

SMALL CAP FUND

SMALL-MID CAP FUND

LARGE CAP FUND

SELECT FUND

LONG-SHORT FUND

RESEARCH OPPORTUNITIES FUND

FINANCIAL LONG-SHORT FUND

STRATEGIC INCOME FUND

Not FDIC Insured |	May Lose Value |	No Bank Guarantee

CAUTIONARY STATEMENT

At Diamond Hill, we pledge that, “we will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust.” Our views and opinions regarding the investment prospects of our portfolio holdings and Funds are “forward looking statements” which may or may not be accurate over the long term. While we believe we have a reasonable basis for our opinions, actual results may differ materially from those we anticipate. Information provided in this report should not be considered a recommendation to purchase or sell any particular security.

You can identify forward looking statements by words like “believe,” “expect,” “anticipate,” or similar expressions when discussing prospects for particular portfolio holdings and/or one of the Funds. We cannot assure future results. You should not place undue reliance on forward-looking statements, which speak only as of the date of this report. We disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a Prospectus. Please read the Prospectus carefully for a discussion of fees, expenses, and risks. Current performance may be lower or higher than that quoted herein. You may obtain a current copy of the Prospectus or more current performance information by calling 1-888-226-5595 or visit Diamond Hill’s website www.diamond-hill.com.

2012 Annual Report

Letter to Shareholders

Dear Fellow Shareholders:

We are pleased to provide you with this year-end update for the Diamond Hill Funds. Despite strong absolute equity market returns, the past three year period has been a difficult one for most active money managers. Our equity Fund returns trailed benchmark returns over the same period; however, we remain focused on five-year periods to evaluate our results. We believe that five years is the shortest time period for statistical significance and the longest time period for the typical investor’s patience. In fact, we believe that taking a long-term view is perhaps our greatest competitive advantage. While the perception of near-term profit opportunities often attracts significant amounts of capital and erodes excess returns, there are far fewer investors willing to deploy capital based on an investment horizon of five years or more. At many institutions, the career risk associated with being wrong in the short term is simply too great for analysts to consider investment opportunities that may play out over years instead of quarters.

We believe that the next five years will be advantageous for equity investors and for our intrinsic value focused investment philosophy and process. Periods of high market correlation typically call into question the ability of active managers to outperform. Our strategies do not aim to achieve a specific result in the near term or utilize hedging strategies to nullify the effects of market volatility and macro uncertainty. We take a long-term view of performance and focus our research efforts on understanding and valuing businesses. Our fundamental intrinsic value investment philosophy remains unchanged, as it has since inception, and we believe it will remain relevant and successful regardless of how the investment landscape changes in the future.

2012 Financial Markets

The S&P 500 Index finished 2012 with a 16.0% total return as U.S. corporate profit margins remained near record levels fueling stock price gains. Globally, Europe’s debt crisis was unresolved, China’s economy showed signs of slowing, and conflict threatened the Middle East two years after the Arab Spring uprising. However, investors continued to be reluctant to fully commit to stocks as evidenced by continued net flows from equity mutual funds and into bond mutual funds.

•

During the first quarter of 2012, investors left the safety of high-quality, low-yielding government debt and moved toward lower-quality, high-yield corporate bonds and equity securities. U.S. Treasuries underperformed as yields rose, reflecting an improved outlook for the U.S. economy and a near-term easing of pressures from the European debt crisis. In contrast, the S&P 500 Index posted its best first quarter return in 14 years, increasing 12.6% including dividends. Small cap equity securities, generally considered to be riskier than large cap equity securities, enjoyed their best quarterly return since 2006.

•

U.S. markets reversed course in the second quarter of 2012 and investors fled back to the perceived safety of government bonds. In contrast to the first quarter, macro news dominated the market including worries about the European debt crisis and slowing economic growth. China’s economy, a significant contributor to global economic activity, showed signs of slowing as its prime export markets struggled to grow. The result was a decline in the U.S. Treasury yield to 1.66%, as Treasury prices rose, and a 2.8% decline in the S&P 500 Index including dividends.

•

During the third quarter, U.S. equity markets reversed course again, shaking off macro-economic concerns and uncertainty around the outcome of the November election. The S&P 500 Index returned 6.4% including dividends. Despite a general feeling of anxiety and gloom among equity investors, broad U.S. equity markets were up approximately 30% over the preceding twelve months, and most market indexes were near all-time highs at the end of the quarter. Continued government stimulus played a meaningful role in boosting third quarter returns as the European Central Bank took action to reduce some nations’ borrowing cost and the U.S. Federal Reserve announced a new round of monetary stimulus measures in September 2012.

•

Despite the uncertainty leading up to the November elections and the looming “fiscal cliff”, the U.S. markets were viewed as a safe haven amid global worries. The S&P 500 Index was essentially flat in the fourth quarter of 2012 with a -0.4% total return including dividends. Financial sector stocks were the best performers during the quarter as U.S. banks continued to rebuild their capital levels and demonstrated improving credit quality and profitability.

Diamond Hill Funds Annual Report December 31, 2012	Page 1

Market Outlook

The U.S. economy continues to show modest signs of recovery including a steady recovery in housing. Consumer discretionary spending continues to benefit from various government initiatives largely mitigating the effects of sluggish unemployment and continued household deleveraging. Consumer debt service levels are very low which is a positive; however, current debt service levels are largely linked to low interest/mortgage rates which may present a longer-term risk if rates rise. Household debt as a percent of disposable income has declined meaningfully but remains well above long-term averages. We continue to believe that the U.S. economy will be challenged for many years by financial deleveraging and the ultimate withdrawal of fiscal and monetary stimulus. While the U.S. faces fiscal and monetary headwinds, we believe the U.S. is still well positioned relative to other countries.

From current levels, we believe equity market returns will be positive but modestly below historical average returns over the next five years. It is our expectation that we can achieve better than market returns over the next five years through active portfolio management and stock selection.

Diamond Hill Capital Management, Inc.

Christopher M. Bingaman, CFA	Christopher A. Welch, CFA
Co-Chief Investment Officer	Co-Chief Investment Officer

The views expressed are those of the portfolio managers as of December 31, 2012, are subject to change, and may differ from the views of other portfolio managers or the firm as a whole. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. All data referenced are from sources deemed to be reliable but cannot be guaranteed. Securities and sectors referenced should not be construed as a solicitation or recommendation or be used as the sole basis for any investment decision.

The S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. Standard and Poor’s selects the companies for the index to widely represent the stock market based on market size, liquidity, and industry group representation. Indexes are unmanaged, do not incur fees, and cannot be invested in directly.

Investors should consider the investment objectives, risks, and charges and expenses of the Diamond Hill Funds carefully before investing. This and other information about the Funds is in the prospectus, which can be obtained at www.diamond-hill.com. Read the prospectus carefully before you invest. Diamond Hill Capital Management, Inc., a registered investment adviser, serves as Investment Adviser to the Diamond Hill Funds and is paid a fee for its services. The Diamond Hill Funds are distributed by BHIL Distributors, Inc. (Member FINRA), an affiliated company. Investors may obtain a copy of the current prospectus at 888-226-5595 or www.diamond-hill.com. Like all mutual funds, Diamond Hill Funds are not FDIC insured, may lose value, and have no bank guarantee.

Page 2	Diamond Hill Funds Annual Report December 31, 2012

Mission Statement, Pledge and Fundamental Principles

Mission	The mission of Diamond Hill is to serve our clients through a disciplined intrinsic value-based approach to investing, while maintaining a long-term perspective, and aligning our interests with those of our clients.

To successfully pursue our mission, we are:

COMMITTED to the Graham-Buffett investment philosophy, with goals to outperform benchmarks and our peers over 5-year rolling periods and achieve absolute returns sufficient for the risk of the asset class.

DRIVEN by our conviction to create lasting value for clients and shareholders.

MOTIVATED through our ownership of Diamond Hill funds and company stock.

Investment Philosophy	At Diamond Hill, the investment philosophy, which is rooted in the teachings of Benjamin Graham and the methods of Warren Buffett, drives the investment process — not the opposite.

Most simply, we invest in a company when its market price is at a discount to our appraisal of the intrinsic value of the business (or at a premium for short positions).

There are four guiding principles to our investment philosophy:

¿	Treat every investment as a partial ownership interest in that company

¿	Always invest with a margin of safety to ensure the protection of capital, as well as return on capital

¿	Possess a long-term investment temperament

¿	Recognize that market price and intrinsic value tend to converge over a reasonable period of time

“Investment is most intelligent when it is most businesslike.”

— BENJAMIN GRAHAM

Pledge	Consistent with our mission & investment philosophy, we pledge the following to all of our clients:

Our investment discipline is to assess the economics of the underlying business, its management, and the price that must be paid to own a piece of it. We seek to concentrate our investments in businesses that are available at prices below intrinsic value (above intrinsic value for short positions) and are managed or controlled by trustworthy and capable people. Benjamin Graham pioneered this discipline during the 1930s and many others have practiced it with great success ever since, most notably Warren Buffett.

We will communicate with our clients about our investment performance in a manner that will allow them to properly assess whether we are deserving of their trust.

Our investment team will be comprised of people with integrity, sound experience and education, in combination with a strong work ethic and independence of thought. Especially important is that each possesses the highest level of character, business ethics and professionalism.

Our employees will enjoy a working environment that supports professional and personal growth, thereby enhancing employee satisfaction, the productivity of the firm and the experience of our clients.

Diamond Hill Funds Annual Report December 31, 2012	Page 3

“Invest With Us” means we will invest the capital you entrust to us with the same care that we invest our own capital. To this end, Diamond Hill employees and affiliates are significant investors in the same portfolios in which our clients invest and are collectively one of the largest shareholders in the Diamond Hill Funds. In addition, all Diamond Hill employees are subject to a Code of Ethics, which prohibits the purchase of any individual security that is eligible for purchase in one of Diamond Hill’s portfolios. The Code of Ethics also prohibits the purchase of third-party mutual funds that primarily invest in U.S. equity securities. Investment in the Diamond Hill mutual funds is encouraged, and third-party mutual funds can only be purchased in strategies not managed by Diamond Hill.

Our fundamental equity principles	Valuation

Every share of stock has an intrinsic value that is independent of its current stock market price.

At any point in time, the stock market price may be higher or lower than intrinsic value.

Over short periods of time, the stock market price is heavily influenced by the emotions of market participants, which are far more difficult to predict than intrinsic value. While stock market prices may experience extreme fluctuations on a particular day, we believe intrinsic value is far less volatile.

Over sufficiently long periods of time, five years or longer, the stock market price tends to converge with intrinsic value.

Intrinsic Value Estimate

We believe that we can determine a reasonable approximation of intrinsic value in some cases.

Intrinsic value can be determined if we have a reasonable basis for projecting the future cash flows of a business and use an appropriate discount rate.

A five-year discounted cash flow analysis is the primary methodology used to determine whether there is a discrepancy between the current market price and our estimate of intrinsic value.

In order to forecast the amount and timing of cash flows, we concentrate on the fundamental economic drivers of the business and the management. This might encompass the level of industry competition, regulatory factors, the threat of technological obsolescence, and a variety of other factors.

The Diamond Hill investment process continually compares market price to our estimate of intrinsic value, which is updated over time as new information is available.

Suitable Investments

We only invest in a business when the stock market price is lower than our conservative assessment of per share intrinsic value (or at a premium for short positions).

We concentrate our investments in businesses whose per share intrinsic value is likely to increase. We seek to invest in businesses that possess a competitive advantage and significant growth prospects as well as outstanding managers and employees.

Risk & Return

We intend to achieve our return from both the closing of the gap between our purchase price and intrinsic value and the increase in per share intrinsic value. For short positions, an increasing intrinsic value may shorten the holding period.

We define risk as the permanent loss of capital rather than price volatility. We manage risk by investing in companies selling at a discount (premium for short positions) to our estimate of intrinsic value, with a full understanding of the fundamental drivers of intrinsic value. In addition, we carefully consider business risks that could impact our estimate of intrinsic value.

Page 4	Diamond Hill Funds Annual Report December 31, 2012

Our fundamental fixed income principles	Business Analysis

We leverage the industry analysis conducted by our research team to identify attractive corporate bonds and other senior corporate securities. Our business analysis focuses on the fundamental economic drivers of the business.

We evaluate the quality of a firm’s management and their treatment of bondholders and stockholders. Managements that focus on growth without regard to return on invested capital or long-term cost of capital are more likely to destroy value for bondholders and stockholders. In contrast, managements that understand the competitive dynamics of their business and prudent capital allocation often produce value for both bondholders and stockholders.

We seek to invest in corporate bonds of companies with improving competitive positions and return on invested capital.

Valuation

We focus on the intrinsic value of the business in relation to the amount of debt in the capital structure. We also evaluate the sources and uses of cash for the business including capital expenditures, working capital, interest charges and the maturity schedule of loans and bonds.

The liquidity and expected volatility of a corporate bond are also important factors in valuation. Because of our long-term time horizon, we will invest in less liquid or more volatile securities; however, we require a higher yield as compensation.

Suitable Investments

Our core competency is the evaluation of credit risk. As a result, we typically favor lower duration, shorter maturity corporate bonds. We focus almost entirely on the secondary market for corporate bonds rather than the primary (new issue) market.

We primarily invest in investment grade and below-investment grade (high yield) corporate bonds, including a significant allocation to defensive high yield corporate bonds (due to low duration and higher credit quality).

Risk & Return

Our objectives are to generate an attractive cash distribution in excess of the current rate of inflation and an attractive total return while minimizing the risk of a permanent loss of capital over a five-year time horizon.

We expect to achieve our return objective by investing in corporate bonds when we believe the market price discounts a greater risk of default or a greater loss upon default than is warranted. An additional source of return exists when the market price provides attractive compensation for short-term illiquidity or volatility, both of which are of less concern to a long-term investor.

Our definition of risk is a permanent loss of capital. We seek to avoid a permanent loss of capital and to earn a sufficient return on capital to grow our purchasing power.

We focus on credit risk, interest rate risk, liquidity risk, call risk, reinvestment risk and other risks when evaluating corporate bonds.

“You simply have to behave according to what is rational than according to what is fashionable.”

— WARREN BUFFETT

Diamond Hill Funds Annual Report December 31, 2012	Page 5

Diamond Hill Small Cap Fund

Performance Update

Average Annual Total Returns as of December 31, 2012	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV without sales charges
Class A Shares	12/29/2000	12.88%	8.82%	4.22%	10.75%	1.30%
Class C Shares	2/20/2001	12.04%	8.01%	3.44%	9.93%	2.05%
Class I Shares	4/29/2005	13.17%	9.14%	4.57%	11.05%	1.05%
Class Y Shares	12/30/2011	13.34%	8.97%	4.31%	10.79%	0.90%
BENCHMARK
Russell 2000 Index		16.35%	12.25%	3.56%	9.72%	—
PERFORMANCE AT POP includes sales charges
Class A Shares	12/29/2000	7.24%	6.98%	3.15%	10.18%	1.30%
Class C Shares	2/20/2001	11.04%	8.01%	3.44%	9.93%	2.05%

Historical performance for Class I and Class Y shares prior to their inception is based on the performance of Class A shares. Class I and Class Y performance has been adjusted to reflect differences in sales charges.

*	Reflects the expense ratio as reported in the Prospectus dated February 29, 2012.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

Portfolio Commentary

Tom Schindler, CFA Manager	Chris Welch, CFA Assistant Manager	Chris Bingaman, CFA Assistant Manager

The Diamond Hill Small Cap Fund returned 12.88% (Class A, without sales charge) in 2012 compared to a 16.35% return in the benchmark Russell 2000 Index. The Fund has been defensively positioned, including a double-digit average cash balance and a larger than Index weight in consumer staples, which partly explains the relative underperformance of the Fund during the year. In addition, the Fund has maintained a heavier than Index exposure to the energy sector for the better part of the past decade. While this was a contributing factor to the Fund’s outperformance from late 2003 through mid-2008, and then again in the early stages of recovery from the spring of 2009 through 2010, the energy sector was a negative factor in the Fund’s relative performance in 2011 and 2012.

The U.S. economy continued to show recovery from the late 2008 through 2009 downturn, albeit at a slower pace than is typically seen. Importantly, the Federal Reserve has continued to hold short-term rates near zero and greatly expanded its balance sheet in an attempt to ease the path of deleveraging for households and financial institutions. When investor attention turned to the impending “fiscal cliff” following President Obama’s re-election in November, stocks declined briefly. A deal was reached to raise tax rates on high earners beginning in 2013, but the mandated across-the-board spending cuts were deferred to be debated further in 2013. Thus, while no “grand-bargain” to address the deficit issue in the U.S. has been reached and risks will continue to build as a result of this unsustainable fiscal policy, investors have quickly embraced risk again and bid stocks higher.

Turning to the energy industry, the first thing to note was the divergence of the world’s two leading light sweet crude benchmark oil prices. Brent crude, sourced in the North Sea and used throughout much of Europe, was actually up about 3.5% for the year. However, West Texas Intermediate (WTI) declined 7% for the year. Also, some areas of U.S. production faced widening differentials from the benchmark WTI price as production growth outstripped the takeaway capacity in existing pipeline infrastructure. This was generally negative for our holdings in Whiting Petroleum Corp. and Denbury Resources Inc. Natural gas prices in the U.S. generally bounced off the decade-low price reached in early 2012 as the low price for natural gas displaced some of the demand for coal during the summer. As a result, Southwestern Energy Co. was up for the year. Forest Oil

Page 6	Diamond Hill Funds Annual Report December 31, 2012

Corp. has been a major disappointment as its acreage in the Eagle Ford project has not been nearly as productive as some others in the play, contributing to a 50% stock price decline and a management change. Finally, Berry Petroleum Co. experienced production delays in one of its major heavy oil projects. While we believe the play will still be successful, the delays do negatively impact the economic returns that had been expected. We still believe there is opportunity for these companies to generate good returns on invested capital with the current oil price environment, and we believe there is a favorable chance to have stock price gains as a result.

In industrials, we had significant positive contributions from airlines Allegiant Travel Co. and Alaska Air Group, Inc., trucking company Saia, Inc., and turf management equipment producer Toro Co. In addition, Corrections Corp. of America applied for conversion to a real estate investment trust (REIT) and is likely to receive clearance, a situation investors viewed favorably as this will allow the company to avoid federal income taxes and pass through profits to shareholders.

Our consumer discretionary holdings were all positive. Nacco Industries, Inc., Hanesbrands, Inc., Carter’s, Inc., Global Sources Ltd., and a small position in Liquidity Services, Inc. were all outperformers. A notable absence of homebuilders and housing related stocks also hurt the relative performance of the Fund. These stocks did phenomenally well in 2012 as housing showed early signs of recovery, albeit from a much lower base than pre-recessionary levels.

In financials, insurance companies continue to be the most heavily emphasized industry. Horace Mann Educators Corp. and HCC Insurance Holdings, Inc. were strong performers. Assurant, Inc. detracted from performance, down 13% for the year. Assurant continues to generate very good earnings and buy back large amounts of stock relative to its current market capitalization. However, regulators have looked for the company to reduce premium rates in its very profitable creditor placed homeowner’s insurance business. We believe earnings will be lower in the future for this business and thus Assurant’s current earnings are above a normalized level, but we still believe Assurant is worth considerably more than the six time price-to-earnings multiple investors are currently assigning. While Assured Guaranty Ltd. finished the year up about 11%, this result appeared weighed down by Moody’s announcement in March of a potential downgrade of Assured Guaranty’s underwriting subsidiary. Moody’s allowed the rest of the year to pass without making a decision. We would expect the company to aggressively buy back stock in the event of a ratings downgrade.

Thomas P. Schindler, CFA

Portfolio Manager

Growth of $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Small Cap Fund Class A(A) and the Russell 2000 Index.

(A)	The growth of $10,000 and total return charts represent the performance of Class A shares only, adjusted for the maximum applicable sales charge of 5.00%, which will vary from the performance of Class C, Class I and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 2000 Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the smallest 2,000 companies, on a market capitalization basis, in the Russell 3000 Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

Diamond Hill Funds Annual Report December 31, 2012	Page 7

Diamond Hill Small-Mid Cap Fund

Performance Update

Average Annual Total Returns as of December 31, 2012	Inception Date	One Year	Three Years	Five Years	Since Inception (12/30/05)	Expense Ratio*
PERFORMANCE AT NAV without sales charges
Class A Shares	12/30/2005	15.43%	10.81%	6.04%	5.54%	1.25%
Class C Shares	12/30/2005	14.57%	10.00%	5.27%	4.79%	2.00%
Class I Shares	12/30/2005	15.74%	11.16%	6.40%	5.92%	1.00%
Class Y Shares	12/30/2011	15.84%	10.94%	6.11%	5.60%	0.85%
BENCHMARK
Russell 2500 Index		17.88%	13.34%	4.34%	5.52%	—
PERFORMANCE AT POP includes sales charges
Class A Shares	12/30/2005	9.63%	8.93%	4.96%	4.77%	1.25%
Class C Shares	12/30/2005	13.57%	10.00%	5.27%	4.79%	2.00%

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges.

*	Reflects the expense ratio as reported in the Prospectus dated February 29, 2012.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

Portfolio Commentary

Chris Welch, CFA Manager	Tom Schindler, CFA Assistant Manager	Chris Bingaman, CFA Assistant Manager

The Diamond Hill Small-Mid Cap Fund gained 15.43% (Class A, without sales charge) in 2012 compared to a 17.88% increase in the benchmark Russell 2500 Index. For the five-year period ending December 31, 2012, the Fund’s return was 6.04% annually while the Russell 2500 Index returned 4.34% annually over the same period. The 2012 performance trailed the benchmark largely due to poor sector allocation in energy, poor stock selection in financials, and our cash position, partially offset by favorable stock selection in some market sectors. We are pleased, however, to have outperformed the Index over the longer five-year time period.

The small-mid cap segment of the stock market continued to be a favorable place to invest not only from an absolute but also a relative basis in 2012. The Russell 2500 Index, which is widely used to measure the performance of small to mid-cap domestic stocks, outgained both the Russell 2000 Index (small cap domestic stocks) and the Russell 1000 Index (large cap domestic stocks) by more than a full percentage point this year. Over the past five years, the Russell 2500 Index has returned 4.34% annually, compared to 3.56% annually for the Russell 2000 Index and 1.92% annually for the Russell 1000 Index.

Our returns this year benefited from favorable stock selection overall, but that was more than offset by poor sector allocation. Our positive stock selection was led by the information technology sector, where CoreLogic, Inc. was a big winner. CoreLogic more than doubled before we completely exited the position in the third quarter as it benefited from falling mortgage rates which spurred further home refinancing activity. Corrections Corp. of America was a strong performer in the industrials sector as the private prison operator rose in anticipation of tax benefits from a potential restructuring of part of its business to a real estate investment trust. A diverse array of financials sector holdings provided strong contributions to return. iStar Financial, Inc. and Popular, Inc. benefited from improved credit positions, and Hartford Financial Services Group, Inc. rose as the company announced the sale of some of its non-core lines of business.

The biggest negative from a sector allocation standpoint was our overweight position in energy stocks as energy was the worst performing sector in the market. Continued domestic oil and gas supply increases from hydraulic fracturing technology and weaker global demand for oil driven by slowdowns in Europe and China created headwinds for energy stocks. Our stockpicking within the sector partially offset the poor sector allocation, as Exterran Holdings, Inc. saw a large

Page 8	Diamond Hill Funds Annual Report December 31, 2012

jump in value after receiving a favorable settlement for assets that had been locked in a dispute with the Venezuelan government. Our cash position also detracted from relative returns in the strong market, though we found enough opportunities to keep cash as a percent of net results in the single digit range the entire year. Our stock selection in the consumer discretionary and health care sectors trailed the benchmark. Despite owning stocks that delivered, on average, low-teens positive returns in both sectors, we trailed the 20% plus average returns of benchmark stocks in both areas.

We are very fortunate to have a strong, stable investment team serving you. We now have 15 research analysts and six research associates (“analysts-in-training”). We added three new research associates since last year’s letter, while one of our research associates left the organization for another opportunity. We have had no turnover in our equity portfolio manager or our research analyst ranks in more than a decade. Our talented and experienced research team is focused on identifying companies we can purchase for your portfolio at an attractive discount to our estimate of what the companies are worth, while always employing a long-term time horizon in our analysis.

Our 2013 outlook is similar to that of the past few years. We are still finding the best opportunities at the higher end of our market cap range. Our largest sector weights are financials (23%) and industrials (16%), and insurance stocks remain our largest focus within the financials sector due to our favorable view of the industry pricing cycle. We have reduced our energy weight to its lowest level (11%) since the inception of the Fund seven years ago, though we retain an overweight position relative to the benchmark. The steady tailwinds that supported the energy sector have weakened, but we continue to find some attractive opportunities within the sector. After the strong stock market returns of 2012, we expect positive but below-average equity returns over the next five years. In the current persistent low interest rate environment, mid-to-high single digit returns look quite attractive relative to Treasury and High Yield bonds.

We appreciate your ongoing support and look forward to continuing to work with you in the coming years.

Christopher A. Welch, CFA

Portfolio Manager

Growth of $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Small-Mid Cap Fund Class A(A) and the Russell 2500 Index.

(A)	The growth of $10,000 and total return charts represent the performance of Class A shares only, adjusted for the maximum applicable sales charge of 5.00%, which will vary from the performance of Class C, Class I and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	Class A shares commenced operations on December 30, 2005.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 2500 Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the smallest 2,500 companies, on a market capitalization basis, in the Russell 3000 Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

Diamond Hill Funds Annual Report December 31, 2012	Page 9

Diamond Hill Large Cap Fund

Performance Update

Average Annual Total Returns as of December 31, 2012	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV without sales charges
Class A Shares	6/29/2001	12.29%	7.90%	1.52%	9.28%	1.06%
Class C Shares	9/25/2001	11.49%	7.08%	0.75%	8.47%	1.81%
Class I Shares	1/31/2005	12.62%	8.23%	1.86%	9.59%	0.81%
Class Y Shares	12/30/2011	12.79%	8.06%	1.61%	9.33%	0.66%
BENCHMARK
Russell 1000 Index		16.42%	11.12%	1.92%	7.52%	—
PERFORMANCE AT POP includes sales charges
Class A Shares	6/29/2001	6.66%	6.06%	0.48%	8.73%	1.06%
Class C Shares	9/25/2001	10.49%	7.08%	0.75%	8.47%	1.81%

Historical performance for Class I and Class Y shares prior to their inception is based on the performance of Class A shares. Class I and Class Y performance has been adjusted to reflect differences in sales charges.

*	Reflects the expense ratio as reported in the Prospectus dated February 29, 2012.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

Portfolio Commentary

Chuck Bath, CFA Manager	Bill Dierker, CFA Assistant Manager	Chris Welch, CFA Assistant Manager

The Diamond Hill Large Cap Fund returned 12.29% (Class A, without sales charges) in 2012 compared to 16.42% for the Russell 1000 Index. The market’s returns followed a frequent pattern in recent years. Returns were strong early in the year but were mostly erased by a mid-year market sell-off as investors became concerned about a worldwide economic slowdown. The economic problems which led to these concerns were mostly attributable to the European debt crisis; however, as the problems remained primarily contained in Europe, the U.S. stock market rallied meaningfully in the second half of the year resulting in strong equity market returns in 2012.

The Fund’s relative performance was disappointing in 2012. The Fund lagged in the first quarter due to its relatively conservative positioning with a large weight in the consumer staples sector. In the second quarter, there were several stock specific issues primarily related to earnings disappointments which led to poor first six-month results. The relative performance of the Fund in the second half of the year was much improved; but it was not enough to compensate for the disappointing start to the year.

The source of the largest disappointment for the portfolio was the energy sector. Concerns regarding falling energy prices due to an economic slowdown and an unusually warm winter led to the sector performing very poorly. The exploration and production companies suffered more than most since they did not have strong refining earnings to offset disappointments surrounding rising costs and low natural gas prices. Devon Energy Corp. and Apache Corp. were two large holdings that declined more than 10% during the year as a result of these concerns. Anadarko Petroleum was another energy holding that performed poorly due primarily to concerns over environmental liabilities at a former subsidiary. The position in Anadarko was sold, in part, as a result of these concerns. Occidental Petroleum Corp. was the largest holding in the portfolio so the stock’s disappointing performance had a larger impact on the Fund. Occidental’s stock declined due to rising costs and disappointing production growth in its California properties. The management of Occidental Petroleum is addressing these issues, and we believe the company’s performance should improve.

Other than energy, all other sectors provided positive returns for 2012. The relative performance in the technology sector was disappointing as the Fund was underweight the sector, and our holdings lagged the Index. Juniper Networks, Inc. was a small holding that declined during the year due to slowing end demand from its corporate customers and a loss of market share. Microsoft Corp. increased but lagged the market due to concerns about a slowdown in its retail markets.

Page 10	Diamond Hill Funds Annual Report December 31, 2012

One other disappointing holding was McDonald’s Corp. While the consumer discretionary sector holdings were mostly strong performers during the year, McDonald’s lagged due to a slowdown in revenue growth, particularly in Europe. We have held the shares of McDonald’s for several years, and for the most part, they have performed well. However, the shares were down just under 10% in 2012.

A couple of relatively new holdings in the consumer discretionary sector were strong contributors in 2012. Our position in Comcast Corp. and Walt Disney Co. were both up over 35% for the year as strong operating performance led to an improving earnings outlook for both companies. Mattel, Inc. was a strong performer in the first part of the year. As a result, the stock appreciated to our estimate of intrinsic value, and the shares were eliminated from the portfolio.

Our best performing sectors in 2012 were the health care and financials sectors. Amgen, Inc. and Baxter International, Inc. were both up over 38% for the year. While our Amgen position was sold as it reached intrinsic value, Baxter remained a large holding in the portfolio at year’s end. JPMorgan Chase & Co. appreciated significantly during the year despite the controversy surrounding a large trading loss in their London operation. Citigroup, Inc. was added to the portfolio late in the year, yet it was still one of the big gainers in 2012 appreciating almost 40%.

During the fourth quarter of 2012, several large financial services companies were identified as attractive investments. As a result, at year-end the financials sector was the largest weighting in the portfolio. Health care remains a large weighting, but it is under 20% of the portfolio. Energy is still a large weighting, but it was meaningfully reduced throughout the year as attractive opportunities were identified elsewhere in the market.

While I was pleased with the performance of the Diamond Hill Large Cap Fund in the second half of the year, it was unable to compensate for the poor start to the year. The Fund’s performance was disappointing as it trailed the benchmark for 2012. However, as I look back over the decade since I joined Diamond Hill, I am proud of the performance of the Fund. As I look forward to 2013, I am grateful for the opportunity to manage the Diamond Hill Large Cap Fund, and I look forward to the challenge.

Charles S. Bath, CFA

Portfolio Manager

Growth of $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Large Cap Fund Class A(A) and the Russell 1000 Index.

(A)

The growth of $10,000 and total return charts represent the performance of Class A shares only, adjusted for the maximum applicable sales charge of 5.00%, which will vary from the performance of Class C, Class I and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 1000 Index (“Index”). The Index is a market capitalization-weighted index measuring performance of the largest 1,000 companies, on a market capitalization basis, in the Russell 3000 Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

Diamond Hill Funds Annual Report December 31, 2012	Page 11

Diamond Hill Select Fund

Performance Update

Average Annual Total Returns as of December 31, 2012	Inception Date	One Year	Three Years	Five Years	Since Inception (12/30/05)	Expense Ratio*
PERFORMANCE AT NAV without sales charges
Class A Shares	12/30/2005	11.27%	6.33%	1.37%	3.65%	1.21%
Class C Shares	12/30/2005	10.44%	5.52%	0.60%	2.90%	1.96%
Class I Shares	12/30/2005	11.54%	6.63%	1.70%	4.00%	0.96%
Class Y Shares	12/30/2011	11.69%	6.46%	1.44%	3.70%	0.81%
BENCHMARK
Russell 3000 Index		16.42%	11.20%	2.04%	4.34%	—
PERFORMANCE AT POP includes sales charges
Class A Shares	12/30/2005	5.71%	4.54%	0.33%	2.89%	1.21%
Class C Shares	12/30/2005	9.44%	5.52%	0.60%	2.90%	1.96%

Historical performance for Class Y shares prior to its inception is based on the performance of Class A shares. Class Y performance has been adjusted to reflect differences in sales charges.

*	Reflects the expense ratio as reported in the Prospectus dated February 29, 2012.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

Portfolio Commentary

Bill Dierker, CFA Manager	Chuck Bath, CFA Assistant Manager	Chris Welch, CFA Assistant Manager

In 2012, the Diamond Hill Select Fund increased 11.27% (Class A, without sales charge) compared to our benchmark, the Russell 3000 Index, which returned 16.42%.

Our largest sector weights were in financials, health care, industrials, and consumer staples.

Most of our holdings in the financials sector increased in value. This, in combination with an overweight position in the sector, resulted in a positive contribution to absolute return. With banking industry capital at the highest level in a generation or more, we believe banks will easily meet the revised capital requirements in advance of new regulatory guidelines. This should also allow for banks to increase their balance sheet capacity and facilitate growth, in addition to returning capital to investors in the form of dividends and/or share repurchases. Key areas within the insurance industry are also well capitalized. Commercial lines insurers, in particular, continue to benefit meaningfully from increased pricing. Despite overall favorable returns for the financials sector, our individual stock selection was poor, resulting in negative contribution relative to our benchmark. Our top contributors were JPMorgan Chase & Co., Wells Fargo & Co., Citigroup, Inc., U.S. Bancorp, Assured Guaranty Ltd., iStar Financial, Inc. and Charles Schwab Corp. JPMorgan Chase & Co. appreciated significantly during the year despite the controversy surrounding a large trading loss in its London operation. Citigroup, Inc. was added to the portfolio late in the year, yet it was still one of the big gainers in 2012 appreciating over 40%. The financials sector represented the largest sector weight in the Fund at year-end.

In the health care sector, we were overweight the sector, and our stock selection was positive. The combination of an overweight in a strong sector and solid stock selection led to the largest contribution relative to our benchmark. Our top contributors were Baxter International, Inc., Amgen, Inc., Abbott Laboratories, Pfizer, Inc. and UnitedHealth Group, Inc. Amgen, Inc. and Baxter International, Inc. were both up over 38% for the year. We sold our Amgen position as it reached intrinsic value; however, we continued to hold a significant portfolio position in Baxter at year’s end. Baxter International, Inc. provided encouraging updates regarding its new product pipeline at its annual investor day. At the end of the year, the health care sector was our second largest sector weight.

Page 12	Diamond Hill Funds Annual Report December 31, 2012

Lower energy prices created headwinds for energy stocks. Domestic oil and gas supplies continued to increase as a result of hydraulic fracturing technology and an unusually warm winter. Weaker global demand, driven by slowdowns in Europe and China also created pressure on oil prices. The exploration and production companies suffered more than most since they did not have strong refining earnings to offset disappointments surrounding rising costs and low natural gas prices. The energy sector was the largest detractor from our performance relative to our benchmark due to a combination of an overweight in the sector and poor stock selection. Please note that “poor stock selection” does not mean that we have lost confidence in our holdings.

Other holdings that contributed to our performance included Southwest Airlines Co. and ConAgra Foods, Inc. Southwest Airlines Co. has benefited from strong domestic air travel demand and lower jet fuel prices. In addition, a strong balance sheet and free cash flow has allowed the company to aggressively repurchase its own shares. ConAgra has been able to improve its growth rate through acquisitions, with the largest being the pending purchase of Ralcorp Holdings, Inc. The company has also been successful in passing along rising commodity costs to consumers.

I appreciate your ongoing support and look forward to 2013.

William C. Dierker, CFA

Portfolio Manager

Growth of $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Select Fund Class A(A) and the Russell 3000 Index.

(A)

The growth of $10,000 and total return charts represent the performance of Class A shares only, adjusted for the maximum applicable sales charge of 5.00%, which will vary from the performance of Class C, Class I and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	Class A shares commenced operations on December 30, 2005.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 3000 Index (“Index”). The Index is a widely recognized market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

Diamond Hill Funds Annual Report December 31, 2012	Page 13

Diamond Hill Long-Short Fund

Performance Update

Average Annual Total Returns as of December 31, 2012	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV without sales charges
Class A Shares	6/30/2000	8.46%	3.66%	0.06%	7.75%	1.64%
Class C Shares	2/13/2001	7.70%	2.90%	-0.70%	6.94%	2.39%
Class I Shares	1/31/2005	8.77%	3.97%	0.39%	8.06%	1.39%
Class Y Shares	12/30/2011	8.95%	3.82%	0.15%	7.80%	1.24%
BENCHMARK
Russell 1000 Index		16.42%	11.12%	1.92%	7.52%	—
50% Russell 1000 Index/50% BofA ML US T-Bill 0-3 Mo. Index		8.11%	5.78%	1.66%	4.87%	—
PERFORMANCE AT POP includes sales charges
Class A Shares	6/30/2000	3.04%	1.90%	-0.96%	7.20%	1.64%
Class C Shares	2/13/2001	6.70%	2.90%	-0.70%	6.94%	2.39%

Historical performance for Class I and Class Y shares prior to their inception is based on the performance of Class A shares. Class I and Class Y performance has been adjusted to reflect differences in sales charges.

*	Reflects the expense ratio as reported in the Prospectus dated February 29, 2012.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

Portfolio Commentary

Chuck Bath, CFA Co-Manager	Ric Dillon, CFA Co-Manager	Chris Bingaman, CFA Assistant Manager

The Diamond Hill Long-Short Fund returned 8.46% (Class A, without sales charge) in 2012 compared to a 16.42% return for the long-only Russell 1000 Index and an 8.11% return for the blended benchmark (50% Russell 1000 Index/50% BofA Merrill Lynch U.S. T-Bill 0-3 Month Index).

While it was difficult for the Long-Short Fund to keep up with the long-only benchmark in a year of strong equity market returns, we were pleased to outperform the blended benchmark for the year. This was mostly due to good asset allocation. While the performance of our long portfolio was disappointing, we were helped by the larger than normal allocation to the long portfolio in a strong market year. While we target a 50% net long exposure as normal for the Fund, we have maintained a much larger net long exposure due to the attractive valuations we were able to find in the market. This was beneficial to the portfolio as it caused us to add to attractively valued long positions while trimming the short portfolio.

The source of the largest disappointment in the long portfolio was in the energy sector. Concerns regarding falling energy prices due to an economic slowdown and an unusually warm winter led to the sector performing very poorly. The exploration and production companies suffered more than most since they did not have strong refining earnings to offset disappointments surrounding rising costs and low natural gas prices. Devon Energy Corp. and Apache Corp. were two large holdings that declined more than 10% during the year as a result of these concerns. Anadarko Petroleum was another energy holding that performed poorly due primarily to concerns over environmental liabilities at a former subsidiary. The position in Anadarko was sold, in part, as a result of these concerns. Occidental Petroleum Corp. was the largest energy holding in the portfolio so the stock’s disappointing performance had a larger impact on the Fund. Occidental’s stock declined due to rising costs and disappointing production growth in its California properties. The management of Occidental Petroleum is addressing these issues, and we believe the company’s performance should improve.

One other disappointing holding in the long portfolio was McDonald’s Corp. While the consumer discretionary sector holdings were mostly strong performers during the year, McDonald’s lagged due to a slowdown in revenue growth, particularly in Europe. We

Page 14	Diamond Hill Funds Annual Report December 31, 2012

have held the shares of McDonald’s for several years, and for the most part, they have performed well. However, the shares are down just under 10% in 2012.

A couple of new long holdings in the consumer discretionary sector were strong contributors in 2012. Our position in Comcast Corp. and Walt Disney Co. were both up over 35% for the year as strong operating performance led to an improving earnings outlook for both companies. Mattel Inc. was a strong performer in the first part of the year. As a result, the stock appreciated to our estimate of intrinsic value, and the shares were eliminated from the portfolio.

The short portfolio detracted from the total Fund return in 2012. This is typical of strong equity market years as our shorts appreciated with the market. Fortunately, our short positions were up less than the broader market. The biggest positive contributor to the short portfolio was Apollo Group, Inc. as the shares declined just under 20%. A similar decline by J.C. Penney Co., Inc. allowed that security to be a positive contributor to the performance as well. However, some large gainers in the short portfolio hurt the Fund’s returns. Brunswick Corp. was up over 60% in 2012. This has been a successful short holding in past years in the portfolio; but unfortunately, it hurt us in 2012. Short positions in retailers such as Macy’s, Inc, and Tractor Supply Co. were also negative contributors to the portfolio returns. As of year-end, Macy’s, Brunswick, and Tractor Supply Co. remained short positions in the Fund.

While the portfolio trailed the long-only Russell 1000 Index in 2012, we were pleased to exceed the blended benchmark, which is more aligned with the 50% net long bias of the portfolio.

The year 2012 marked an anniversary for the Diamond Hill Long-Short Fund. It was 10 years ago in June, 2002 that the shorting strategy was added to the Fund. Many of our shareholders have been with us for several of those years, and we wish to express our gratitude for your support and look forward to continuing to earn your trust in 2013.

Charles S. Bath, CFA Co-Portfolio Manager	R.H. Dillon, CFA Co-Portfolio Manager

Growth of $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Long-Short Fund Class A(A), the Russell 1000 Index and the Blended Index (50% Russell 1000 Index and 50% BofA Merrill Lynch US T-Bill 0-3 Month Index)

(A)	The growth of $10,000 and total return charts represent the performance of Class A shares only, adjusted for the maximum applicable sales charge of 5.00%, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 1000 Index and the blended index. The Russell 1000 Index is a market capitalization-weighted index measuring performance of the largest 1,000 companies on a market capitalization basis, in the Russell 3000 Index. The blended index represents a 50% weighting of the Russell 1000 Index as described above and a 50% weighting of the BofA Merrill Lynch US T-Bill 0-3 Month Index. The BofA Merrill Lynch US T-Bill 0-3 Month Index tracks the performance of US dollar denominated US Treasury Bills publicly issued in the US domestic market with a remaining term to final maturity of less than 3 months. Both indices are unmanaged, and do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

Diamond Hill Funds Annual Report December 31, 2012	Page 15

Diamond Hill Research Opportunities Fund

Performance Update

Average Annual Total Returns as of December 31, 2012	Inception Date*	One Year	Three Years	Since Inception (3/31/09)*	Expense Ratio**
PERFORMANCE AT NAV without sales charges
Class A Shares	12/30/2011	11.73%	8.09%	16.59%	1.52%
Class C Shares	12/30/2011	10.91%	7.29%	15.72%	2.27%
Class I Shares	12/30/2011	12.03%	8.38%	16.90%	1.27%
Class Y Shares	12/30/2011	12.17%	8.53%	17.06%	1.12%
BENCHMARK
Russell 3000 Index		16.42%	11.20%	19.96%	—
PERFORMANCE AT POP includes sales charges
Class A Shares	12/30/2011	6.16%	6.26%	14.99%	1.52%
Class C Shares	12/30/2011	9.91%	7.29%	15.72%	2.27%

*	The quoted performance for the Fund reflects the past performance of Diamond Hill Research Partners, L.P., a private fund managed with full investment authority by the Fund’s Adviser. The Fund is managed in all material respects in a manner equivalent to the management of the predecessor unregistered fund. The Fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to the predecessor, and the Fund was created for reasons entirely unrelated to the establishment of a performance record. The assets of the Research Partnership were converted into assets of the Fund prior to commencement of operation of the Fund. The Fund’s inception date is December 30, 2011. The performance of the Research Partnership has been restated to reflect the net expenses and maximum applicable sales charge of the Fund for its initial years of investment operations. The Research Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Research Partnership had been registered under the 1940 Act, its performance may have been adversely affected. Performance is measured from March 31, 2009, the inception of the Research Partnership and is not the performance of the Fund. The Research Partnership’s past performance is not necessarily an indication of how the Fund will perform in the future either before or after taxes.

**	Reflects the expense ratio as reported in the Prospectus dated February 29, 2012.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

Portfolio Commentary

The Diamond Hill Research Opportunities Fund increased 11.73% (Class A, without sales charge) in 2012 compared to a 16.42% increase in the benchmark Russell 3000 Index. We were pleased with the absolute performance of the Fund in 2012, but disappointed with the relative performance. It is not necessarily surprising that a long-short fund would underperform in such a strong market, but the magnitude was disappointing. The primary sources of the relative underperformance were our large cash position and the underperformance of the long portfolio. On a positive note, our short portfolio only modestly impacted performance as our short exposure was low relative to the portfolio’s history and our short positions increased in price less than the Russell 3000 Index.

Net exposure averaged 76.5% during the year, which created an average cash balance of 23.5%. We do not target a net exposure; rather it is the result of the opportunities analysts are finding on the long and short side. One of the key features of the Fund is its flexibility, which allows net exposure to vary from 0% to 100%. This flexibility allows analysts to be opportunistic within their industries. Though it has been a drag on performance to date, our cash position enables us to take advantage of opportunities as they present themselves and should positively contribute to performance over time. We define risk as a permanent impairment of capital, and we will only deploy capital, long or short, when we view the expected return as attractive with a low probability of a permanent impairment. Until then, we remain content to be patient and wait for the fat pitch.

The other drag on relative performance was the long portfolio, which trailed the Russell 3000 Index. In prior years, our stock selection has been strong enough for long positions to meaningfully outperform the Index and largely offset the negative contribution from cash. Unfortunately, that was not the case during 2012. Strong absolute and relative returns in the financials and industrials sectors were offset by poor relative returns from the consumer discretionary and health care sectors.

Page 16	Diamond Hill Funds Annual Report December 31, 2012

The largest positive contributors to performance were long positions in iStar Financial, Inc. and Saia, Inc. iStar materially repositioned its liability structure, which lowered funding costs and alleviated concerns regarding the company’s ability to meet near-term debt maturities. The company is also beginning to reap the benefits of capital allocation decisions made by management throughout the credit crisis. These decisions included buying back significant amounts of stock at large discounts to book value and repurchasing debt at material discounts to par. Saia benefited from strong pricing in the less-than-truckload industry as well as company-specific yield and cost initiatives. Management’s focus on yield rather than tonnage paid off as strong margin improvement led to a dramatic increase in earnings during the year. Other strong positive contributors in the long portfolio included Popular, Inc., Hartford Financial Services Group, Inc., Apple, Inc., Corrections Corp. of America, and Southwest Airlines Co.

There were a few major detractors to performance during the year. Alere, Inc. suffered from margin pressure due to lower production yields as the result of an FDA recall of its toxicology products. However, there were positive developments supporting our thesis as management indicated that merger and acquisition activity is behind them, which should allow management to focus on improving returns through internal measures such as cost optimization and portfolio pruning. Within the consumer discretionary sector, the largest detractors were Groupon, Inc. and Tempur-Pedic International, Inc. Competitive pressures and fundamental performance called our original theses into question, and we lowered our estimates of intrinsic value and exited both positions.

The largest positive contributors from the short side of the portfolio were Apollo Group, Inc. and Nokia Corp. Apollo’s results early in the year exhibited our anticipated decline in student enrollments and revenue per student, which created margin pressure for the company. Nokia reported weak results and market share losses during the year, which supported our thesis of a long-term secular decline in the company’s fundamentals. Share prices converged with our estimates of intrinsic value, and we covered both positions. The largest detractor in the short portfolio was Akamai Technologies, Inc., our largest short position. The company reported solid revenue growth and moderate margin recovery throughout the year. In addition, shares responded favorably to the announcement that AT&T will begin reselling Akamai’s CDN services to enterprise customers. Despite these developments, we believe our thesis of slower growth and increased competition remains intact.

Our goal remains to generate strong absolute and relative returns over rolling five-year periods. To accomplish this goal, we remain disciplined with our deployment of capital, which may result in underperformance during periods of time when the market rallies and valuations become stretched. We want to thank shareholders for their support and look forward to working with you in the years ahead.

Diamond Hill Research Analysts

Growth of $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Research Opportunities Fund Class A(A) and the Russell 3000 Index.

(A)	The growth of $10,000 and total return charts represent the performance of Class A shares only, adjusted for the maximum applicable sales charge of 5.00%, which will vary from the performance of Class C, Class I and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

(B)	Class A shares commenced operations on January 3, 2012. The quoted performance for the Fund reflects the past performance of Diamond Hill Research Partners, L.P., a private fund managed with full investment authority by the Fund’s Adviser. The Fund is managed in all material respects in a manner equivalent to the management of the predecessor unregistered fund. The Fund’s objectives, policies, guidelines and restrictions are in all material respects equivalent to the predecessor, and the Fund was created for reasons entirely unrelated to the establishment of a performance record. The assets of the Research Partnership were converted into assets of the Fund prior to commencement of operation of the Fund. The performance of the Research Partnership has been restated to reflect the net expenses and maximum applicable sales charge of the Fund for its initial years of investment operations. The Research Partnership was not registered under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions imposed by the 1940 Act. If the Research Partnership had been registered under the 1940 Act, its performance may have been adversely affected. Performance is measured from March 31, 2009, the inception of the Research Partnership and is not the performance of the Fund. The Research Partnership’s past performance is not necessarily and indication of how the Fund will perform in the future either before or after taxes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the Russell 3000 Index (“Index”). The Index is a widely recognized market capitalization-weighted index measuring the performance of the 3,000 largest U.S. companies based on total market capitalization. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

Diamond Hill Funds Annual Report December 31, 2012	Page 17

Diamond Hill Financial Long-Short Fund

Performance Update

Average Annual Total Returns as of December 31, 2012	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV without sales charges
Class A Shares	8/1/1997	26.62%	8.59%	-2.55%	3.48%	1.64%
Class C Shares	6/3/1999	25.60%	7.79%	-3.31%	2.69%	2.39%
Class I Shares	12/31/2006	26.94%	8.92%	-2.21%	3.71%	1.39%
BENCHMARK
S&P 1500 Super Composite Financials Index		26.97%	6.93%	-7.58%	0.25%	—
PERFORMANCE AT POP includes sales charges
Class A Shares	8/1/1997	20.32%	6.75%	-3.54%	2.94%	1.64%
Class C Shares	6/3/1999	24.60%	7.79%	-3.31%	2.69%	2.39%

Historical performance for Class I shares prior to its inception is based on the performance of Class A shares. Class I performance has been adjusted to reflect differences in sales charges.

*	Reflects the expense ratio as reported in the Prospectus dated February 29, 2012.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

Portfolio Commentary

Christopher M. Bingaman, CFA Manager	Austin Hawley, CFA Assistant Manager	John Loesch, CFA Assistant Manager

U.S. equity markets performed very well during 2012 with the Russell 1000 Index posting a 16.42% total return. In comparison, the financial services sector and the Financial Long-Short Fund enjoyed a very strong year of outperformance. The Fund generated a total return of 26.62% (Class A, without sales charge) driven by the heavy long bias and strong stock selection. The S&P 1500 Super Composite Financials Index, the Fund’s primary benchmark, produced a 26.97% total return and outperformed the broader U.S. equity indices for the first time since 2006. For the trailing five-year period, the Fund declined 2.55% annually while the benchmark lost 7.58% annually.

With fundamentals improving and valuations still reasonable, we continue to find the financial services sector poised for total returns which are sufficient on an absolute basis as well as relatively attractive compared to the overall U.S. equity market. After having addressed credit, capital, and regulatory issues, most of the key areas within the sector are well positioned for modest growth and the return of excess capital. In the banking industry, capital levels now appear to be at the highest levels in a generation or more and should easily meet revised capital requirements well in advance of new regulatory guidelines. Once again, this bodes well for increased balance sheet capacity, which should facilitate a bit of growth as well as increased payouts in the form of dividends and/or share repurchases. The key areas within the insurance industry are also well capitalized and continue to enjoy a meaningful benefit from increased pricing, particularly in the commercial lines. Additionally, there appear to be a few key macro-economic factors which should create a very important tail wind for the overall economy and the financials sector in particular. Housing looks set to improve both from appreciation in home prices as well as overall activity levels. The auto industry is again producing at strong volume levels which, given the maturity of the overall fleet, may be sustained for a number of years. Finally, while still lagging typical economic recoveries, the employment situation has continued to steadily improve.

As mentioned above, the heavy long bias throughout the year, along with strong individual security selection, helped the Fund generate excellent returns during 2012. Within the long portfolio, meaningful contributors to performance were large cap banks JPMorgan Chase & Co. and Wells Fargo & Co. along with specialty financial companies iStar Financial, Inc. and Assured Guaranty Ltd. Popular, Inc. and Hartford Financial Services Group, Inc. also generated strong returns on the long side of the Fund. On the short side of the Fund, we were fortunate

Page 18	Diamond Hill Funds Annual Report December 31, 2012

to have both modest exposure as well as generally good stock selection. As a result, the short portfolio underperformed the long portfolio by a wide margin and ended up being only a very modest detractor from overall return, despite the sector performing very well.

As a reminder, we continue to believe shareholders in the Fund will benefit from a relatively concentrated portfolio as well as the ability to utilize short selling. We intend to use our short positions as a way to enhance the performance of the Fund over time and not simply as a “hedge” to mitigate our long exposure or volatility. Our short exposure will typically be much smaller than our long exposure, and therefore, we will have fewer and generally smaller positions. Finally, we continually strive to maintain our disciplined process of evaluating both the fundamentals and valuations of our current and prospective investments.

We would like to thank our shareholders for their continued support of the Fund.

Christopher M. Bingaman, CFA

Portfolio Manager

Growth of $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Financial Long-Short Fund Class A(A) and the S&P 1500 Super Composite Financials Index.

(A)

The growth of $10,000 and total return charts represent the performance of Class A shares only, adjusted for the maximum applicable sales charge of 5.00%, which will vary from the performance of Class C and Class I shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the S&P 1500 Super Composite Financials Index (“Index”). The Index is a market capitalized-weighted index which is comprised of the companies that represent the Financial Services Sector weighting within the S&P 1500 Super Composite Index. The Index is unmanaged, and does not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

Diamond Hill Funds Annual Report December 31, 2012	Page 19

Diamond Hill Strategic Income Fund

Performance Update

Average Annual Total Returns as of December 31, 2012	Inception Date	One Year	Three Years	Five Years	Ten Years	Expense Ratio*
PERFORMANCE AT NAV without sales charges
Class A Shares	9/30/2002	9.55%	9.31%	8.02%	7.45%	1.00%
Class C Shares	9/30/2002	8.76%	8.49%	7.22%	6.66%	1.75%
Class I Shares	1/31/2005	9.83%	9.66%	8.38%	7.76%	0.75%
Class Y Shares	12/30/2011	9.90%	9.43%	8.09%	7.48%	0.60%
BENCHMARK
BofA Merrill Lynch U.S. Corporate & High Yield Index**		11.37%	9.62%	8.14%	7.19%	—
Consumer Price Index — All Urban Consumers from the Bureau of Labor Statistics plus 3%***		4.74%	5.06%	4.80%	5.41%	—
BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index		4.43%	6.24%	6.03%	5.26%	—
PERFORMANCE AT POP includes sales charges
Class A Shares	9/30/2002	5.73%	8.02%	7.25%	7.07%	1.00%
Class C Shares	9/30/2002	7.76%	8.49%	7.22%	6.66%	1.75%

Historical performance for Class I and Class Y shares prior to their inception is based on the performance of Class A shares. Class I and Class Y performance has been adjusted to reflect differences in sales charges.

*	Reflects the expense ratio as reported in the Prospectus dated February 29, 2012.
**	Effective January 1, 2013, the Fund’s primary benchmark changed from the BofA Merrill Lynch U.S. Corporate, Government and Mortgage Index to the BofA Merrill Lynch U.S. Corporate and High Yield Index (previously the secondary index) as it is more representative of the Fund’s current holdings.
***	Effective January 1, 2013, the Fund’s secondary benchmark changed from the BofA Merrill Lynch U.S. Corporate and High Yield Index (now the Primary Index) to the Consumer Price Index — All Urban Consumers from the Bureau of Labor Statistics plus a 3% risk premium to correspond with the Fund’s long-term goals of achieving returns above the rate of inflation.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

Portfolio Commentary

William Zox, CFA, J.D., LL.M. Manager	Christopher M. Bingaman, CFA Assistant Manager	Austin Hawley, CFA Assistant Manager

For 2012, the Diamond Hill Strategic Income Fund generated a 9.55% total return (Class A, without sales charge) compared to 4.43% for the Bank of America Merrill Lynch U.S. Corporate, Government and Mortgage Index (the “Primary Index”) and 11.37% for the Bank of America Merrill Lynch U.S. Corporate & High Yield Index (the “Supplemental Index”).

As the U.S. household and financial sectors have made substantial progress on their deleveraging, the attention is increasingly focused on the government sector’s balance sheet. While the deficit as a share of GDP has declined from the peak years after the financial crisis, the government debt-to-GDP ratio continues to climb. So far the steps taken by the federal government have been incremental enough that expectations for near-term growth are positive and relatively consistent with the last two years. On the other hand, there is a continuing overhang over the private sector as the path to fiscal consolidation for the government sector remains unclear. As long as nominal interest rates remain lower than nominal economic growth, the environment should continue to be conducive to both continued deleveraging and moderate economic growth.

At 531 basis points, the year-end option adjusted spread of the Bank of America Merrill Lynch U.S. High Yield Index (the “High Yield Index”) probably discounts high yield default rates of about 4% which is the historic average. Yet, default rates have been running at 2% or less and the consensus view is that they will stay well below 4% in 2013 in part because there are minimal maturities over the next several years. We agree with the consensus view that default rates will continue to be below the historic average.

Page 20	Diamond Hill Funds Annual Report December 31, 2012

Even at a 4% default rate and assuming a loss on default of 60%, the high yield spread would only need to be 240 basis points to compensate an investor for default losses. However, the high yield spread also compensates the investor for illiquidity, volatility, and other factors. For an unleveraged investor with a long-term time horizon, like the Diamond Hill Strategic Income Fund, the compensation for these other factors is an attractive and persistent source of return. If we assume that a 531 basis point spread for the High Yield Index discounts a 4% default rate and a loss on default of 60%, there is 291 basis points of additional yield to compensate for these other factors.

While high yield spreads are reasonable to attractive, absolute yield levels are at record lows. As recently as last spring, we and others noted that when the yield-to-worst of the High Yield Index fell below 7%, the market typically sold off in relatively short order. That happened in the spring of 2012 but then the yield-to-worst fell below 7% once again over the summer and it was close to 6% for much of the last half of the year.

The issue with high yield valuations is not the spread. Rather, it is the Treasury yield to which the spread is added. The same problem applies to the valuation of all risk assets to varying degrees. To determine the return that an investor will require when investing in a risk asset, the investor starts with the Treasury bill rate and then adds a premium to compensate for all sorts of other risks. Historically, the Treasury bill rate has provided at least 70 basis points of yield over inflation. Currently, the Treasury bill rate yields almost 2 percentage points below inflation. Therefore, high yield credit spreads look reasonable to attractive, but the spreads are over significantly overvalued Treasuries.

These negative real yields reflect in large part Federal Reserve policy and the policies of central banks and governments around the world. This is referred to as financial repression and is an important tool to facilitate an orderly deleveraging of an economy rather than the disorderly deleveraging that we experienced in 2008 and early 2009. While financial repression could last for years — at least until the deleveraging of the government sector has made some meaningful progress — we do not believe it is prudent to incorporate a negative Treasury bill yield into our valuation framework for corporate bonds.

Rather than managing the Diamond Hill Strategic Income Fund against the High Yield Index or any other index, we are focused on an absolute return objective of CPI plus 3% over rolling five-year periods. This allows us to be patient and defensive in the face of a high yield market that is appreciating daily even though yields are at record low levels. With an effective duration of 2.11, we remain defensively positioned waiting patiently for higher yields due to rising Treasury yields and/or wider credit spreads.

William Zox, CFA, J.D., LL.M.

Portfolio Manager

Growth of $10,000

Comparison of the change in value of a $10,000 Investment in the Diamond Hill Strategic Income Fund Class A(A), the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index and BofA Merrill Lynch U.S. Corporate & High Yield Index.

(A)	The growth of $10,000 and total return charts represent the performance of Class A shares only, adjusted for the maximum applicable sales charge of 3.50%, which will vary from the performance of Class C, Class I and Class Y shares based on the difference in loads and fees paid by shareholders in the different classes.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The chart above represents a comparison of a hypothetical $10,000 investment and the reinvestment of dividends and capital gains in the indicated share class versus a similar investment in the BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index, the BofA Merrill Lynch U.S. Corporate & High Yield Index and the Consumer Price Index — All Urban Consumers from the Bureau of Labor Statistics (CPI). The BofA Merrill Lynch U.S. Corporate, Government & Mortgage Index measures the performance of a mixture of government bonds, corporate bonds and mortgage pass through securities of investment grade quality, having a maturity greater than or equal to one year. The BofA Merrill Lynch U.S. Corporate & High Yield Index tracks the performance of the U.S. dollar denominated investment grade and below investment grade corporate debt publically issued in the U.S. domestic market. The CPI is an economic metric that measures prices for a basket of goods and services sold to urban consumers. The CPI is increased by a 3 percent risk premium to correspond with the Fund’s long-term goals of achieving returns above the rate of inflation. All indices are unmanaged, and do not reflect the deduction of fees associated with a mutual fund such as investment management and accounting fees. The Fund’s performance reflects the deduction of fees for these services. Investors cannot invest directly in an index although they can invest in the underlying securities.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.diamond-hill.com.

Diamond Hill Funds Annual Report December 31, 2012	Page 21

Tabular Presentation of Investments

The tables below provide the Diamond Hill Funds’ December 31, 2012 security allocation. We hope it will be useful to shareholders as it summarizes key information about the Funds’ investments.

Diamond Hill Small Cap Fund*

	Financials	Industrials	Consumer Discretionary	Energy	Consumer Staples	Health Care	Utilities	Information Technology	Materials	Other	Telecom	Cash & Equiv.
Small Cap Fund	27.8%	19.3%	13.6%	9.1%	8.4%	6.2%	3.0%	2.6%	—	—	—	10.0%
Russell 2000 Index	22.5%	15.4%	14.2%	5.4%	3.4%	12.2%	3.6%	15.9%	5.7%	0.9%	0.7%	—

Diamond Hill Small-Mid Cap Fund*

	Financials	Industrials	Health Care	Consumer Staples	Energy	Consumer Discretionary	Information Technology	Utilities	Materials	Telecom	Other	Cash & Equiv.
Small-Mid Cap Fund	22.9%	15.9%	13.7%	13.2%	11.0%	8.1%	6.3%	2.0%	—	—	—	6.9%
Russell 2500 Index	22.6%	15.5%	10.1%	3.0%	5.8%	14.3%	14.0%	5.3%	7.5%	1.3%	0.6%	—

Diamond Hill Large Cap Fund*

	Financials	Health Care	Consumer Staples	Industrials	Energy	Consumer Discretionary	Information Technology	Materials	Utilities	Telecom	Cash & Equiv.
Large Cap Fund	23.4%	17.4%	14.0%	11.5%	11.5%	10.7%	8.6%	2.3%	—	—	0.6%
Russell 1000 Index	16.4%	11.6%	8.7%	10.9%	10.2%	13.8%	17.9%	4.0%	3.5%	2.9%	—

Diamond Hill Select Fund*

	Financials	Health Care	Industrials	Consumer Staples	Energy	Information Technology	Consumer Discretionary	Materials	Utilities	Telecom	Cash & Equiv.
Select Fund	26.6%	20.4%	15.5%	14.9%	12.4%	6.4%	2.9%	—	—	—	0.9%
Russell 3000 Index	16.9%	11.7%	11.2%	8.3%	9.9%	17.8%	13.8%	4.1%	3.5%	2.8%	—

Diamond Hill Long-Short Fund*

	Financials	Health Care	Consumer Staples	Energy	Industrials	Consumer Discretionary	Information Technology	Materials	Other	Telecom	Utilities	Cash & Equiv.
Long Portfolio	23.2%	13.9%	10.9%	10.1%	9.0%	9.0%	6.4%	2.3%	—	—	—	14.4%
Russell 1000 Index	16.4%	11.6%	8.7%	10.2%	10.9%	13.8%	17.9%	4.0%	—	2.9%	3.5%	—
Short Portfolio	(0.7%)	—	(2.0%)	—	(1.6%)	(7.3%)	(1.4%)	—	(1.9%)	(0.9%)	—	—

Diamond Hill Research Opportunities Fund*

	Financials	Information Technology	Industrials	Consumer Discretionary	Health Care	Consumer Staples	Energy	Materials	Utilities	Telecom	Cash & Equiv.
Long Portfolio	18.3%	16.9%	14.6%	12.7%	10.4%	7.3%	4.4%	—	—	—	14.9%
Russell 3000 Index	16.9%	17.8%	11.2%	13.8%	11.7%	8.3%	9.9%	4.1%	3.5%	2.8%	—
Short Portfolio	(0.9%)	(2.1%)	(0.5%)	(2.9%)	—	—	—	—	—	—	—

Diamond Hill Financial Long-Short Fund*

	Insurance	Banking Services	Financial Services	REITs & Real Estate Management	Capital Markets	Consumer Financial Services	Cash & Equiv.
Long Portfolio	33.1%	26.3%	16.4%	9.0%	3.9%	—	10.5%
S&P 1500 Super Composite Financials Index	24.5%	18.3%	20.7%	19.1%	12.2%	5.3%	—
Short Portfolio	(1.8%)	(4.9%)	(0.4%)	—	—	—	—

Diamond Hill Strategic Income Fund*

	Corporate Bonds	Preferred Securities	Asset-Backed Securities	Cash & Equiv.
Strategic Income Fund	93.1%	0.7%	0.6%	5.6%

*	Security allocations may not total 100% due to rounding and are subject to change. Overweights are in bold.

Page 22	Diamond Hill Funds Annual Report December 31, 2012

Diamond Hill Small Cap Fund

Schedule of Investments

December 31, 2012

	Shares	Fair Value

Common Stocks — 90.0%
Consumer Discretionary — 13.6%
Aaron’s, Inc.	473,815	$13,399,488
Callaway Golf Co.^	731,916	4,757,454
Carter’s, Inc.*^	88,100	4,902,765
Global Sources Ltd.*^	997,942	6,466,664
Hanesbrands, Inc.*^	122,535	4,389,204
Hillenbrand, Inc.^	574,910	12,998,715
K-Swiss, Inc., Class A*^	727,206	2,443,412
Liquidity Services, Inc.*^	102,935	4,205,924
Live Nation Entertainment, Inc.*^	1,052,695	9,800,591
Steiner Leisure Ltd.*	549,852	26,497,367
Tenneco, Inc.*	479,570	16,837,703
		106,699,287

Consumer Staples — 8.4%
B&G Foods, Inc.^	342,175	9,686,974
Diamond Foods, Inc.^	127,553	1,743,650
Energizer Holdings, Inc.^	436,150	34,883,277
Flowers Foods, Inc.	473,161	11,010,456
Harris Teeter Supermarkets, Inc.^	221,220	8,530,243
		65,854,600

Energy — 9.1%
Berry Petroleum Co., Class A^	548,820	18,412,911
Carrizo Oil & Gas, Inc.*^	235,411	4,924,798
Cimarex Energy Co.^	241,295	13,929,960
Denbury Resources, Inc.*^	638,515	10,343,943
Forest Oil Corp.*	222,020	1,485,314
Southwestern Energy Co.*	177,485	5,929,774
Whiting Petroleum Corp.*	375,300	16,276,761
		71,303,461

Financials — 27.8%
Alleghany Corp.*^	40,532	13,595,243
Assurant, Inc.	810,870	28,137,190
Assured Guaranty Ltd.	2,549,552	36,280,126
City National Corp.^	101,775	5,039,898
First Niagara Financial Group, Inc.	648,415	5,141,931
Fortress Investment Group LLC, Class A^	1,315,925	5,776,911
HCC Insurance Holdings, Inc.^	495,205	18,426,578
Huntington Bancshares, Inc.	315,773	2,017,789
iStar Financial, Inc. REIT*^	1,963,930	16,006,029
Mid-America Apartment Communities, Inc. REIT	127,569	8,260,093

	Shares	Fair Value

Financials — 27.8% continued
National Penn Bancshares, Inc.^	659,430	$6,145,888
Navigators Group, Inc.*^	164,445	8,398,206
Old Republic International Corp.	1,707,885	18,188,975
Popular, Inc.*	400,553	8,327,497
Redwood Trust, Inc. REIT^	445,375	7,522,384
Selective Insurance Group, Inc.	683,195	13,165,168
Sterling Bancorp	614,622	5,599,206
United Fire Group, Inc.	123,410	2,695,274
White Mountains Insurance Group Ltd.	6,345	3,267,675
Winthrop Realty Trust REIT	434,555	4,801,833
		216,793,894

Health Care — 6.2%
Alere, Inc.*^	504,655	9,336,117
Greatbatch, Inc.*^	374,260	8,697,802
LifePoint Hospitals, Inc.*	429,225	16,203,244
Myriad Genetics, Inc.*^	443,705	12,090,961
STERIS Corp.^	62,035	2,154,476
		48,482,600

Industrials — 19.3%
AAR Corp.	679,402	12,691,229
Alaska Air Group, Inc.*^	297,400	12,814,966
Allegiant Travel Co.^	176,270	12,939,981
Brink’s Co., The^	445,435	12,708,261
Corrections Corp. of America	428,815	15,210,068
Hub Group, Inc., Class A*	312,975	10,515,960
Hyster-Yale Materials Handling, Inc.^	154,140	7,522,032
Kaydon Corp.^	90,730	2,171,169
Kennametal, Inc.^	711,655	28,466,201
Saia, Inc.*	601,720	13,911,766
Toro Co., The^	188,380	8,096,572
Trinity Industries, Inc.	375,845	13,462,768
		150,510,973

Information Technology — 2.6%
Broadridge Financial Solutions, Inc.	274,155	6,272,666
CSG Systems International, Inc.*	528,637	9,610,621
Stamps.com, Inc.*^	190,955	4,812,066
		20,695,353

Diamond Hill Funds Annual Report December 31, 2012	Page 23

Diamond Hill Small Cap Fund

Schedule of Investments (Continued)

December 31, 2012

	Shares	Fair Value

Common Stocks — 90.0% continued
Utilities — 3.0%
Cleco Corp.	308,315	$12,335,683
UGI Corp.^	349,690	11,438,359
		23,774,042

Total Common Stocks		$704,114,210

Registered Investment Company — 23.9%
Federated Prime Obligations Fund, 0.11%†S	187,024,865	187,024,865

Total Investment Securities — 113.9%
(Cost $774,792,721)**		$891,139,075

Net Other Assets (Liabilities) — (13.9)%		(108,938,646)

Net Assets — 100.0%		$782,200,429

^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of December 31, 2012, was $185,213,269.
*	Non-income producing security.
S	Rate represents the daily yield on December 31, 2012.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2012.
**	Represents cost for financial reporting purposes.

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements

Diamond Hill Small-Mid Cap Fund

Schedule of Investments

December 31, 2012

	Shares	Fair Value

Common Stocks — 93.1%
Consumer Discretionary — 8.1%
Aaron’s, Inc.	20,385	$576,488
Callaway Golf Co.	117,930	766,545
Hillenbrand, Inc.^	67,325	1,522,218
Leggett & Platt, Inc.^	37,955	1,033,135
Staples, Inc.^	152,405	1,737,417
Steiner Leisure Ltd.*	32,930	1,586,897
Tenneco, Inc.*	54,440	1,911,388
		9,134,088

Consumer Staples — 13.2%
B&G Foods, Inc.	26,115	739,316
ConAgra Foods, Inc.	152,560	4,500,519
Energizer Holdings, Inc.^	49,770	3,980,605
Flowers Foods, Inc.	70,437	1,639,069
Harris Teeter Supermarkets, Inc.^	52,880	2,039,053
Molson Coors Brewing Co., Class B^	47,155	2,017,762
		14,916,324

Energy — 11.0%
Berry Petroleum Co., Class A^	29,940	1,004,487
Cimarex Energy Co.^	39,945	2,306,025
Denbury Resources, Inc.*^	139,728	2,263,594
Energen Corp.^	15,365	692,808
HollyFrontier Corp.	14,365	668,691
Noble Energy, Inc.	41,630	4,235,435
Southwestern Energy Co.*	16,820	561,956
Whiting Petroleum Corp.*	16,505	715,822
		12,448,818

Financials — 22.9%
Alleghany Corp.*	5,444	1,826,026
Assurant, Inc.	60,305	2,092,584
Assured Guaranty Ltd.	322,920	4,595,151
First Niagara Financial Group, Inc.	201,340	1,596,626
First Republic Bank	17,440	571,683
Hartford Financial Services Group, Inc., The	124,180	2,786,599
HCC Insurance Holdings, Inc.^	57,155	2,126,738
Huntington Bancshares, Inc.	53,719	343,264
iStar Financial, Inc. REIT*	202,190	1,647,849
KeyCorp	201,475	1,696,420
National Penn Bancshares, Inc.	114,205	1,064,391
Popular, Inc.*	72,442	1,506,069
Selective Insurance Group, Inc.	42,825	825,238
SunTrust Banks, Inc.	19,330	548,006
XL Group plc	113,435	2,842,680
		26,069,324

Page 24	Diamond Hill Funds Annual Report December 31, 2012

Diamond Hill Small-Mid Cap Fund

Schedule of Investments (Continued)

December 31, 2012

	Shares	Fair Value

Common Stocks — 93.1% continued
Health Care — 13.7%
Boston Scientific Corp.*	398,340	$2,282,487
CareFusion Corp.*	41,175	1,176,782
Forest Laboratories, Inc.*	118,250	4,176,590
Greatbatch, Inc.*	46,650	1,084,146
Life Technologies Corp.*	26,635	1,307,246
LifePoint Hospitals, Inc.*	24,180	912,795
Myriad Genetics, Inc.*^	40,390	1,100,628
Quest Diagnostics, Inc.^	60,150	3,504,941
		15,545,615

Industrials — 15.9%
Alaska Air Group, Inc.*	39,035	1,682,018
Brink’s Co., The^	40,850	1,165,451
Corrections Corp. of America	55,540	1,970,004
Dover Corp.	65,598	4,310,444
Hub Group, Inc., Class A*	66,245	2,225,832
Kennametal, Inc.^	37,810	1,512,400
Parker Hannifin Corp.	8,550	727,263
Southwest Airlines Co.^	382,199	3,913,718
Toro Co., The	12,150	522,207
		18,029,337

Information Technology — 6.3%
Broadridge Financial Solutions, Inc.	100,775	2,305,732
CSG Systems International, Inc.*	38,010	691,022
Juniper Networks, Inc.*	116,990	2,301,193
Linear Technology Corp.	52,125	1,787,888
		7,085,835

Utilities — 2.0%
Cleco Corp.	13,225	529,132
UGI Corp.	52,590	1,720,219
		2,249,351

Total Common Stocks		$105,478,692

Registered Investment Company — 21.4%
Federated Prime Obligations Fund, 0.11%†S	24,205,731	24,205,731

Total Investment Securities — 114.5%
(Cost $113,958,586)**		$129,684,423

Net Other Assets (Liabilities) — (14.5)%		(16,453,983)

Net Assets — 100.0%		$113,230,440
^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of December 31, 2012, was $23,993,434.
*	Non-income producing security.
S	Rate represents the daily yield on December 31, 2012.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2012.
**	Represents cost for financial reporting purposes.

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements

Diamond Hill Funds Annual Report December 31, 2012	Page 25

Diamond Hill Large Cap Fund

Schedule of Investments

December 31, 2012

	Shares	Fair Value

Common Stocks — 99.4%
Consumer Discretionary — 10.7%
Comcast Corp., Class A	641,510	$23,979,644
McDonald’s Corp.	361,689	31,904,587
NIKE, Inc., Class B	490,200	25,294,320
TJX Cos., Inc., The	709,500	30,118,275
VF Corp.^	218,830	33,036,765
Walt Disney Co., The^	694,495	34,578,906
		178,912,497

Consumer Staples — 14.0%
ConAgra Foods, Inc.	1,283,983	37,877,499
General Mills, Inc.^	843,323	34,078,682
Kimberly-Clark Corp.^	501,300	42,324,759
PepsiCo, Inc.	581,725	39,807,442
Procter & Gamble Co., The	662,062	44,947,389
Sysco Corp.^	1,057,064	33,466,646
		232,502,417

Energy — 11.5%
Apache Corp.	369,403	28,998,136
Devon Energy Corp.^	732,557	38,122,266
EOG Resources, Inc.	407,828	49,261,544
Exxon Mobil Corp.	96,760	8,374,578
HollyFrontier Corp.	219,535	10,219,354
Occidental Petroleum Corp.	744,462	57,033,234
		192,009,112

Financials — 23.4%
American International Group, Inc.*	1,381,115	48,753,360
Charles Schwab Corp., The^	1,793,955	25,761,194
Chubb Corp., The	420,985	31,708,590
Citigroup, Inc.	1,293,750	51,180,750
Hartford Financial Services Group, Inc., The	2,315,240	51,953,985
JPMorgan Chase & Co.	1,163,698	51,167,801
PNC Financial Services Group, Inc.	608,520	35,482,801
Progressive Corp.^	805,965	17,005,862
Prudential Financial, Inc.	612,468	32,662,918
Travelers Cos., Inc., The	153,734	11,041,176
Wells Fargo & Co.	925,890	31,646,920
		388,365,357

	Shares	Fair Value

Health Care — 17.4%
Abbott Laboratories	764,732	$50,089,946
Baxter International, Inc.	430,782	28,715,928
Boston Scientific Corp.*	3,348,265	19,185,558
Johnson & Johnson^	537,254	37,661,505
Medtronic, Inc.	1,175,092	48,202,274
Merck & Co., Inc.	768,425	31,459,320
Pfizer, Inc.	2,057,242	51,595,630
Quest Diagnostics, Inc.^	407,055	23,719,095
		290,629,256

Industrials — 11.5%
3M Co.	359,587	33,387,653
Dover Corp.^	576,278	37,867,227
Illinois Tool Works, Inc.	457,689	27,832,068
Parker Hannifin Corp.^	418,034	35,557,972
United Technologies Corp.	699,962	57,403,884
		192,048,804

Information Technology — 8.6%
Cisco Systems, Inc.	1,675,228	32,918,230
International Business Machines Corp.	164,705	31,549,243
Juniper Networks, Inc.*^	1,059,775	20,845,774
Linear Technology Corp.^	507,265	17,399,190
Microsoft Corp.^	1,497,125	40,018,151
		142,730,588

Materials — 2.3%
Air Products & Chemicals, Inc.^	213,775	17,961,376
PPG Industries, Inc.^	154,985	20,977,219
		38,938,595

Total Common Stocks		$1,656,136,626

Registered Investment Company — 15.8%
Federated Prime Obligations Fund, 0.11%†S	262,936,384	262,936,384

Total Investment Securities — 115.2%
(Cost $1,685,909,966)**		$1,919,073,010

Net Other Assets (Liabilities) — (15.2)%		(253,256,954)

Net Assets — 100.0%		$1,665,816,056

Page 26	Diamond Hill Funds Annual Report December 31, 2012

Diamond Hill Large Cap Fund

Schedule of Investments (Continued)

December 31, 2012

^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of December 31, 2012, was $259,434,022.
*	Non-income producing security.
S	Rate represents the daily yield on December 31, 2012.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2012.
**	Represents cost for financial reporting purposes.

See accompanying Notes to Financial Statements

Diamond Hill Select Fund

Schedule of Investments

December 31, 2012

	Shares	Fair Value

Common Stocks — 99.1%
Consumer Discretionary — 2.9%
McDonald’s Corp.	12,585	$1,110,122
TJX Cos., Inc., The	13,430	570,104
		1,680,226

Consumer Staples — 14.9%
ConAgra Foods, Inc.	84,488	2,492,397
Energizer Holdings, Inc.	16,665	1,332,867
General Mills, Inc.	29,325	1,185,023
Kimberly-Clark Corp.^	17,175	1,450,085
PepsiCo, Inc.	15,545	1,063,744
Sysco Corp.^	38,570	1,221,126
		8,745,242

Energy — 12.4%
Apache Corp.	28,490	2,236,465
Cimarex Energy Co.^	14,125	815,436
Devon Energy Corp.^	32,905	1,712,376
HollyFrontier Corp.	15,930	741,542
Occidental Petroleum Corp.	23,500	1,800,335
		7,306,154

Financials — 26.6%
Assurant, Inc.	23,020	798,794
Assured Guaranty Ltd.	134,510	1,914,077
Charles Schwab Corp., The	186,510	2,678,284
Citigroup, Inc.	36,055	1,426,336
Hartford Financial Services Group, Inc., The	109,420	2,455,384
iStar Financial, Inc. REIT*	86,935	708,520
JPMorgan Chase & Co.	37,400	1,644,478
Prudential Financial, Inc.	41,590	2,217,995
Wells Fargo & Co.	52,875	1,807,268
		15,651,136

Health Care — 20.4%
Abbott Laboratories	21,280	1,393,840
Baxter International, Inc.	37,910	2,527,080
Boston Scientific Corp.*	213,180	1,221,521
Johnson & Johnson^	20,585	1,443,009
Medtronic, Inc.	42,461	1,741,751
Merck & Co., Inc.	25,565	1,046,631
Pfizer, Inc.	59,100	1,482,228
UnitedHealth Group, Inc.	21,072	1,142,945
		11,999,005

Industrials — 15.5%
3M Co.	12,265	1,138,805
Dover Corp.	20,000	1,314,200
Illinois Tool Works, Inc.	19,848	1,206,957

Diamond Hill Funds Annual Report December 31, 2012	Page 27

Diamond Hill Select Fund

Schedule of Investments (Continued)

December 31, 2012

	Shares	Fair Value

Common Stocks — 99.1%
Industrials — 15.5% continued
Parker Hannifin Corp.^	10,180	$865,911
Southwest Airlines Co.^	204,490	2,093,978
United Technologies Corp.	30,035	2,463,170
		9,083,021

Information Technology — 6.4%
Cisco Systems, Inc.	32,710	642,752
International Business Machines Corp.	8,410	1,610,935
Microsoft Corp.	55,635	1,487,124
		3,740,811

Total Common Stocks		58,205,595

Registered Investment Company — 15.2%
Federated Prime Obligations Fund, 0.11%†S	8,895,426	$8,895,426

Total Investment Securities — 114.3%
(Cost $59,912,917)**		$67,101,021

Net Other Assets (Liabilities) — (14.3)%		(8,401,798)

Net Assets — 100.0%		$58,699,223

^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of December 31, 2012, was $8,757,152.
*	Non-income producing security.
S	Rate represents the daily yield on December 31, 2012.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2012.
**	Represents cost for financial reporting purposes.

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements

Diamond Hill Long-Short Fund

Schedule of Investments

December 31, 2012

	Shares	Fair Value

Common Stocks — 84.8%
Consumer Discretionary — 9.0%
Comcast Corp. , Class A^	849,825	$31,766,459
McDonald’s Corp.	349,364	30,817,398
NIKE, Inc. , Class B	377,590	19,483,644
TJX Cos., Inc., The	795,965	33,788,714
VF Corp.^	271,080	40,924,948
Walt Disney Co., The^♦	954,451	47,522,115
		204,303,278

Consumer Staples — 10.9%
ConAgra Foods, Inc.	1,349,480	39,809,660
General Mills, Inc.^♦	920,962	37,216,074
Kimberly-Clark Corp.^	610,210	51,520,029
PepsiCo, Inc.	638,130	43,667,236
Procter & Gamble Co., The	676,995	45,961,191
Sysco Corp.^	930,172	29,449,246
		247,623,436

Energy — 10.1%
Apache Corp.^	370,596	29,091,786
Cimarex Energy Co.^	234,800	13,555,004
Devon Energy Corp.^	677,170	35,239,927
EOG Resources, Inc.	556,535	67,223,862
Exxon Mobil Corp.	130,764	11,317,624
HollyFrontier Corp.	294,090	13,689,890
Occidental Petroleum Corp.	786,123	60,224,883
		230,342,976

Financials — 23.2%
American International Group, Inc.*	1,836,455	64,826,862
Assurant, Inc.	450,820	15,643,454
Assured Guaranty Ltd.♦	3,826,370	54,449,245
Charles Schwab Corp., The	2,469,675	35,464,533
Chubb Corp., The	230,925	17,393,271
Citigroup, Inc.	1,758,979	69,585,209
Hartford Financial Services Group, Inc., The	3,032,183	68,042,186
JPMorgan Chase & Co.^	1,582,160	69,567,575
PNC Financial Services Group, Inc.	625,085	36,448,707
Progressive Corp.^	536,460	11,319,306
Prudential Financial, Inc.	650,550	34,693,832
Travelers Cos., Inc., The	208,926	15,005,065
Wells Fargo & Co.♦	1,057,335	36,139,710
		528,578,955

Page 28	Diamond Hill Funds Annual Report December 31, 2012

Diamond Hill Long-Short Fund

Schedule of Investments (Continued)

December 31, 2012

	Shares	Fair Value

Common Stocks — 84.8% continued
Health Care — 13.9%
Abbott Laboratories♦	849,665	$55,653,058
Baxter International, Inc.^	505,971	33,728,027
Boston Scientific Corp.*	4,417,025	25,309,553
Johnson & Johnson^	460,440	32,276,844
Medtronic, Inc.	1,141,577	46,827,489
Merck & Co., Inc.	887,555	36,336,502
Pfizer, Inc.	2,279,820	57,177,885
Quest Diagnostics, Inc.^	494,675	28,824,712
		316,134,070

Industrials — 9.0%
3M Co.♦	369,240	34,283,934
Dover Corp.^	599,675	39,404,644
Illinois Tool Works, Inc.^	551,360	33,528,202
Parker Hannifin Corp.^	467,780	39,789,367
United Technologies Corp.	701,480	57,528,375
		204,534,522

Information Technology — 6.4%
Cisco Systems, Inc.^	2,308,925	45,370,376
International Business Machines Corp.	247,235	47,357,864
Juniper Networks, Inc.*	918,940	18,075,550
Microsoft Corp.♦	1,323,849	35,386,484
		146,190,274

Materials — 2.3%
Air Products & Chemicals, Inc.^♦	287,201	24,130,628
PPG Industries, Inc.^	211,375	28,609,606
		52,740,234

Total Common Stocks		$1,930,447,745

	Shares	Fair Value

Registered Investment Companies — 16.4%
Federated Prime Obligations Fund, 0.11%†S	222,398,682	$222,398,682
JPMorgan Prime Money Market Fund, 0.12%S	150,079,939	150,079,939

Total Registered Investment Companies		$372,478,621

Total Investment Securities — 101.2%
Cost ($1,964,819,973)**		$2,302,926,366

Segregated Cash With Brokers — 16.6%		377,163,819

Securities Sold Short — (15.8)% (Proceeds $302,344,278)		(360,035,715)

Net Other Assets (Liabilities) — (2.0)%		(44,906,934)

Net Assets — 100.0%		$2,275,147,536

^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of December 31, 2012, was $220,150,559.
♦	Security position is either entirely or partially held in a segregated account as collateral for securities sold short and aggregates to a total fair value of $178,164,275.
*	Non-income producing security.
S	Rate represents the daily yield on December 31, 2012.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2012.
**	Represents cost for financial reporting purposes.

See accompanying Notes to Financial Statements

Diamond Hill Funds Annual Report December 31, 2012	Page 29

Diamond Hill Long-Short Fund

Schedule of Investments Sold Short

December 31, 2012

	Shares	Fair Value

Common Stocks — 13.9%
Consumer Discretionary — 7.3%
Brunswick Corp.	1,414,430	$41,145,769
Gap, Inc., The	916,185	28,438,382
Grand Canyon Education, Inc.*	288,655	6,774,733
Life Time Fitness, Inc.*	800,599	39,397,476
Macy’s, Inc.	521,535	20,350,296
Red Robin Gourmet Burgers, Inc.*	487,525	17,204,757
Sonic Corp.*	321,855	3,350,511
Tractor Supply Co.	92,094	8,137,426
		164,799,350

Consumer Staples — 2.0%
Campbell Soup Co.	811,335	28,307,478
Colgate-Palmolive Co.	170,015	17,773,368
		46,080,846

Financials — 0.7%
Cincinnati Financial Corp.	313,140	12,262,562
MBIA, Inc.*	564,005	4,427,439
		16,690,001

Industrials — 1.6%
Boeing Co., The	475,585	35,840,086

Information Technology — 1.4%
Advent Software, Inc.*	262,570	5,613,747
Akamai Technologies, Inc.*	676,585	27,679,092
		33,292,839

Telecommunication Services — 0.9%
AT&T, Inc.	597,895	20,155,040

Exchange Traded Fund — 1.9%
iShares Russell 2000 Index Fund	512,250	43,177,553

Total Securities Sold Short — 15.8%
(Proceeds $302,344,278)		$360,035,715

*	Non-dividend expense producing security.

Percentages disclosed are based on total net assets of the Fund at December 31, 2012.

See accompanying Notes to Financial Statements

Diamond Hill Research Opportunities Fund

Schedule of Investments

December 31, 2012

	Shares	Fair Value

Common Stocks — 84.6%
Consumer Discretionary — 12.7%
Autozone, Inc.*	837	$296,658
Callaway Golf Co.	9,900	64,350
Hillenbrand, Inc.	9,772	220,944
Imax Corp.*^	7,000	157,360
Jarden Corp.*	9,200	475,640
Liquidity Services, Inc.*^	6,150	251,289
McDonald’s Corp.♦	4,500	396,945
NIKE, Inc. , Class B	5,020	259,032
Staples, Inc.^	33,325	379,906
Steiner Leisure Ltd.*	4,870	234,685
Target Corp.	2,650	156,801
TJX Cos., Inc., The	4,401	186,822
Vail Resorts, Inc.	4,800	259,632
VF Corp.^	1,969	297,260
		3,637,324

Consumer Staples — 7.3%
B&G Foods, Inc.	2,165	61,291
Core-Mark Holding Co., Inc.	6,000	284,100
Diamond Foods, Inc.^	17,200	235,124
Energizer Holdings, Inc.^	12,000	959,760
Harris Teeter Supermarkets, Inc.	6,000	231,360
Molson Coors Brewing Co. , Class B	8,000	342,320
		2,113,955

Energy — 4.4%
Apache Corp.	3,338	262,033
Cimarex Energy Co.^	3,955	228,322
Devon Energy Corp.^♦	6,510	338,780
HollyFrontier Corp.	4,500	209,475
Occidental Petroleum Corp.	3,175	243,237
		1,281,847

Financials — 18.3%
Assured Guaranty Ltd.	57,500	818,225
First Niagara Financial Group, Inc.	31,000	245,830
Fortress Investment Group LLC, Class A	60,000	263,400
Hartford Financial Services Group, Inc., The	36,600	821,305
iStar Financial, Inc. REIT*^	79,150	645,073
JPMorgan Chase & Co.	6,100	268,217
Popular, Inc.*	33,200	690,228
Prudential Financial, Inc.	15,200	810,616
Redwood Trust, Inc. REIT^	12,800	216,192

Page 30	Diamond Hill Funds Annual Report December 31, 2012

Diamond Hill Research Opportunities Fund

Schedule of Investments (Continued)

December 31, 2012

	Shares	Fair Value

Common Stocks — 84.6% continued
Financials — 18.3% continued
Winthrop Realty Trust REIT	22,000	$243,100
XL Group plc	9,700	243,082
		5,265,268

Health Care — 10.4%
Alere, Inc.*	17,000	314,500
Boston Scientific Corp.*	112,055	642,074
Express Scripts Holding Co.*	6,100	329,400
Forest Laboratories, Inc.*	11,953	422,180
Hi Tech Pharmacal Co.	5,100	178,398
Life Technologies Corp.*	5,325	261,351
Medtronic, Inc.	3,180	130,444
Myriad Genetics, Inc.*	2,214	60,332
Natus Medical, Inc.*	32,500	363,350
Teva Pharmaceutical Industries Ltd., SP ADR	8,050	300,587
		3,002,616

Industrials — 14.6%
AAR Corp.	27,800	519,304
Alaska Air Group, Inc.*	15,000	646,350
Allegiant Travel Co.	1,900	139,479
Corrections Corp. of America	9,200	326,324
Hub Group, Inc., Class A*	9,000	302,400
Illinois Tool Works, Inc.	3,700	224,997
Kennametal, Inc.^	6,900	276,000
Parker Hannifin Corp.^	2,940	250,076
Saia, Inc.*	17,000	393,040
Southwest Airlines Co.^	90,000	921,601
United Technologies Corp.	2,610	214,046
		4,213,617

Information Technology — 16.9%
Apple Computer, Inc.	791	421,627
Baidu, Inc.*	800	80,232
Cisco Systems, Inc.	41,557	816,594
International Business Machines Corp.	4,694	899,136
Juniper Networks, Inc.*	37,986	747,185
Linear Technology Corp.^	12,979	445,180
Microsoft Corp.♦	43,967	1,175,237
Stamps.com, Inc.*	10,725	270,270
		4,855,461

Total Common Stocks		$24,370,088

	Shares	Fair Value

Registered Investment Company — 18.2%
Federated Prime Obligations Fund, 0.11%†S	5,238,919	$5,238,919

Total Investment Securities — 102.8%
Cost ($26,861,781)**		$29,609,007

Segregated Cash With Brokers — 6.9%		1,995,565

Securities Sold Short — (6.4)% (Proceeds $1,652,762)		(1,829,381)

Net Other Assets (Liabilities) — (3.3)%		(957,643)

Net Assets — 100.0%		$28,817,548

*	Non-income producing security.
^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of December 31, 2012, was $5,145,711.
♦	Security position is either entirely or partially held in a segregated account as collateral for securities sold short and aggregates to a total fair value of $907,915.
S	Rate represents the daily yield on December 31, 2012.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2012.
**	Represents cost for financial reporting purposes.

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements

Diamond Hill Funds Annual Report December 31, 2012	Page 31

Diamond Hill Research Opportunities Fund

Schedule of Investments Sold Short

December 31, 2012

	Shares	Fair Value

Common Stocks — 6.4%
Consumer Discretionary — 2.9%
Brunswick Corp.	900	$26,181
Gap, Inc., The	6,470	200,829
Grand Canyon Education, Inc.*	6,284	147,485
Life Time Fitness, Inc.*	4,433	218,148
Macy’s, Inc.	4,389	171,259
Red Robin Gourmet Burgers, Inc.*	1,100	38,819
Sonic Corp.*	1,900	19,779
		822,500

Financials — 0.9%
Cincinnati Financial Corp.	5,500	215,380
MBIA, Inc.*	6,300	49,455
		264,835

Industrials — 0.5%
Boeing Co., The	2,000	150,720

Information Technology — 2.1%
Advent Software, Inc.*	3,464	74,060
Akamai Technologies, Inc.*	12,644	517,266
		591,326

Total Securities Sold Short — 6.4%
(Proceeds $1,652,762)		$1,829,381

*	Non-dividend expense producing security.

Percentages disclosed are based on total net assets of the Fund at December 31, 2012.

See accompanying Notes to Financial Statements

Diamond Hill Financial Long-Short Fund

Schedule of Investments

December 31, 2012

	Shares	Fair Value

Preferred Stocks — 1.4%
REITs & Real Estate Management — 1.4%
iStar Financial, Inc. Series F, 1.43%	8,017	$174,771

Total Preferred Stocks		$174,771

Common Stocks — 87.3%
Banking Services — 26.3%
City National Corp.^	2,305	114,144
First Niagara Financial Group, Inc.	27,790	220,375
First of Long Island Corp., The	8,140	230,525
First Republic Bank	2,805	91,948
Huntington Bancshares, Inc.♦	8,351	53,363
KeyCorp	30,075	253,232
National Penn Bancshares, Inc.	5,130	47,812
PNC Financial Services Group, Inc.♦	8,544	498,201
Popular, Inc.*	26,405	548,959
Sterling Bancorp	17,935	163,388
SunTrust Banks, Inc.	7,932	224,872
Tower Financial Corp.	7,810	92,783
U.S. Bancorp	4,828	154,206
Wells Fargo & Co.♦	18,366	627,749
		3,321,557

Capital Markets — 3.9%
Charles Schwab Corp., The	17,495	251,228
Fortress Investment Group LLC Class A	55,540	243,821
		495,049

Financial Services — 16.4%
Bank of New York Mellon Corp., The♦	9,034	232,174
Citigroup, Inc.	12,235	484,017
CME Group, Inc.	2,075	105,223
JPMorgan Chase & Co.	18,630	819,161
Morgan Stanley♦	22,460	429,435
		2,070,010

Insurance — 33.1%
ACE Ltd.	2,490	198,702
American International Group, Inc.*	15,685	553,681
Assurant, Inc.♦	7,770	269,619
Assured Guaranty Ltd.	48,270	686,882
Hartford Financial Services Group, Inc., The	31,503	706,926
HCC Insurance Holdings, Inc.^	3,675	136,747

Page 32	Diamond Hill Funds Annual Report December 31, 2012

Diamond Hill Financial Long-Short Fund

Schedule of Investments (Continued)

December 31, 2012

	Shares	Fair Value

Common Stocks — 87.3% continued
Insurance — 33.1% continued
Navigators Group, Inc.*^	1,805	$92,181
Old Republic International Corp.	18,630	198,410
Progressive Corp.^	9,090	191,799
Prudential Financial, Inc.	11,260	600,496
Selective Insurance Group, Inc.	8,900	171,503
XL Group plc	15,105	378,531
		4,185,477

REITs & Real Estate Management — 7.6%
iStar Financial, Inc. REIT*	69,395	565,569
Redwood Trust, Inc. REIT	11,030	186,297
Winthrop Realty Trust REIT	18,285	202,049
		953,915

Total Common Stocks		$11,026,008

Registered Investment Company — 3.8%
Federated Prime Obligations Fund, 0.11% †S	473,660	473,660

Total Investment Securities — 92.5%
(Cost $9,887,632)**		$11,674,439

Segregated Cash With Brokers — 7.9%		992,893

Securities Sold Short — (7.1)%
(Proceeds $793,093)		(905,945)

Net Other Assets (Liabilities) — 6.7%		851,282

Net Assets — 100.0%		$12,612,669

^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of December 31, 2012, was $462,507.
♦	Security position is either entirely or partially held in a segregated account as collateral for securities sold short and aggregates to a total fair value of $1,161,634.
*	Non-income producing security.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2012.
S	Rate represents the daily yield on December 31, 2012.
**	Represents cost for financial reporting purposes.

REIT – Real Estate Investment Trust

See accompanying Notes to Financial Statements

Diamond Hill Financial Long-Short Fund

Schedule of Investments Sold Short

December 31, 2012

	Shares	Fair Value

Common Stocks — 7.1%
Banking Services — 4.9%
Bank of The Ozarks, Inc.	9,885	$330,851
Home Bancshares, Inc.	6,940	229,159
Wintrust Financial Corp.	1,680	61,656
		621,666

Financial Services — 0.4%
Moody’s Corp.	1,095	55,100

Insurance — 1.8%
Cincinnati Financial Corp.	5,250	205,590
MBIA, Inc.*	3,005	23,589
		229,179

Total Securities Sold Short — 7.1%
(Proceeds $793,093)		$905,945

*	Non-dividend expense producing security.

Percentages disclosed are based on total net assets of the Fund at December 31, 2012.

See accompanying Notes to Financial Statements

Diamond Hill Funds Annual Report December 31, 2012	Page 33

Diamond Hill Strategic Income Fund

Schedule of Investments

December 31, 2012

	Shares/ Par Value	Fair Value

Collateralized Debt Obligations — 0.6%
Alesco Preferred Funding III, 5/4/34#*	$724,100	$118,709
Alesco Preferred Funding Ltd., Class PPNE, 3/23/35#*	336,608	106,907
Alesco Preferred Funding VI PNN, 3/23/35#*	621,631	198,437
Fort Sheridan ABS CDO Ltd., Class PPN2, 11/5/41#*	611,948	214,506
Taberna Preferred Funding Ltd., Class PPN2, 7/5/35#*	1,175,564	357,971

Total Collateralized Debt Obligations		$996,530

Preferred Stocks — 0.7%
Hartford Financial Services Group, Inc., Series F , 1.40%	60,135	1,241,788

Total Preferred Stocks		$1,241,788

Corporate Bonds — 93.1%
Consumer Discretionary — 16.0%
Expedia, Inc., 7.46%, 8/15/18^	3,175,000	3,782,777
Goodyear Tire & Rubber Co., The, 8.25%, 8/15/20^	1,975,000	2,167,563
Goodyear Tire & Rubber Co., The, 8.75%, 8/15/20	3,355,000	3,866,638
Jarden Corp., 8.00%, 5/1/16	2,650,000	2,815,625
Penn National Gaming, Inc., 8.75%, 8/15/19	3,000,000	3,420,000
QVC, Inc., 7.50%, 10/1/19††	4,500,000	4,963,792
Tenneco, Inc., 7.75%, 8/15/18^	4,315,000	4,681,775
Vail Resorts, Inc., 6.50%, 5/1/19	2,720,000	2,927,400
		28,625,570

Consumer Staples — 4.3%
B&G Foods, Inc., 7.63%, 1/15/18	3,975,000	4,273,125
TreeHouse Foods, Inc., 7.75%, 3/1/18	3,075,000	3,336,375
		7,609,500

	Shares/ Par Value	Fair Value

Energy — 4.4%
Anadarko Petroleum Corp., 5.95%, 9/15/16	$3,400,000	$3,912,788
Carrizo Oil & Gas, Inc., 8.63%, 10/15/18	3,650,000	3,942,000
		7,854,788

Financials — 22.4%
AmSouth Bank, Series AI, 4.85%, 4/1/13	1,850,000	1,866,188
CNA Financial Corp., 6.50%, 8/15/16	2,165,000	2,497,161
Discover Financial Services, 6.45%, 6/12/17	2,700,000	3,156,314
First Horizon National Corp., 4.50%, 5/15/13	1,400,000	1,416,793
First Horizon National Corp., 5.38%, 12/15/15	3,000,000	3,279,222
First Tennessee Bank NA, 5.05%, 1/15/15	1,150,000	1,199,533
iStar Financial, Inc., Series B, 9.00%, 6/1/17^	2,000,000	2,180,000
iStar Financial, Inc., Series B, 5.70%, 3/1/14	5,275,000	5,393,688
Regions Financial Corp., 5.75%, 6/15/15	4,000,000	4,324,999
Symetra Financial Corp., 6.13%, 4/1/16††	4,750,000	5,140,502
Synovus Financial Corp., 5.13%, 6/15/17^	2,725,000	2,697,750
Synovus Financial Corp., 4.88%, 2/15/13	2,050,000	2,055,125
Zions Bancorp., 7.75%, 9/23/14	4,380,000	4,783,638
		39,990,913

Health Care — 9.3%
DaVita, Inc., 6.63%, 11/1/20	2,150,000	2,338,125
DaVita, Inc., 6.38%, 11/1/18	3,550,000	3,807,375
HealthSouth Corp., 7.25%, 10/1/18	2,821,000	3,060,785

Page 34	Diamond Hill Funds Annual Report December 31, 2012

Diamond Hill Strategic Income Fund

Schedule of Investments (Continued)

December 31, 2012

	Shares/ Par Value	Fair Value

Corporate Bonds — 93.1% continued
Health Care — 9.3% continued
Mylan, Inc., 7.63%, 7/15/17^††	$4,600,000	$5,169,190
Valeant Pharmaceuticals International, Inc., 7.00%, 10/1/20††	2,000,000	2,175,000
		16,550,475

Industrials — 23.0%
Avis Budget Car Rental, 9.63%, 3/15/18	5,990,000	6,678,850
B/E Aerospace, Inc., 6.88%, 10/1/20^	5,685,000	6,324,562
Continental Airlines, Inc., 6.75%, 9/15/15††	6,525,000	6,851,250
Corrections Corp. of America, 7.75%, 6/1/17	2,050,000	2,178,125
Crown Americas LLC/Crown Americas Capital Corp. II, 7.63%, 5/15/17	2,260,000	2,387,125
Kansas City Southern, 8.00%, 2/1/18	3,215,000	3,544,538
Triumph Group, Inc., 8.00%, 11/15/17	4,705,000	5,081,400
UR Merger Sub Corp., 9.25%, 12/15/19	3,746,000	4,270,440
Wabtec Corp., 6.88%, 7/31/13^	3,650,000	3,750,375
		41,066,665

Information Technology — 3.9%
KLA-Tencor Corp., 6.90%, 5/1/18	4,478,000	5,377,178
ManTech International Corp., 7.25%, 4/15/18	1,500,000	1,593,750
		6,970,928

Materials — 3.2%
Owens-Brockway Packaging, Inc., 7.38%, 5/15/16	5,021,000	5,723,940

	Shares/ Par Value	Fair Value

Telecommunication Services — 4.2%
Level 3 Financing, Inc., 8.13%, 7/1/19	$2,825,000	$3,079,250
Level 3 Financing, Inc., 10.00%, 2/1/18	3,950,000	4,404,250
		7,483,500

Utilities — 2.4%
Source Gas LLC, 5.90%, 4/1/17††	4,000,000	4,314,140

Total Corporate Bonds		$166,190,419

Registered Investment Company — 7.2%
Federated Prime Obligations Fund, 0.11%†S	12,886,980	12,886,980

Total Investment Securities 101.6%
(Cost $174,329,168)**		$181,315,717

Net Other Assets (Liabilities) — (1.6)%		(2,887,796)

Net Assets — 100.0%		$178,427,921

*	Non-income producing security.
**	Represents cost for financial reporting purposes.
^	All or a portion of the security is on loan. The total fair value of the securities on loan, as of December 31, 2012, was $12,327,708.
†	This security, which was purchased using cash collateral received from securities on loan, represents collateral for securities loaned as of December 31, 2012.
††	Restricted securities not registered under the Securities Act of 1933 and deemed liquid based on procedures approved by the Board of Trustees are as follows:

	Acquisition Date	Current Cost	Fair Value	Value as a % of Net Assets
Continental Airlines, Inc.	December-11	$6,383,875	$6,851,250	3.8%
Mylan, Inc.	September-10	4,960,500	5,169,190	2.9%
QVC, Inc.	November-12	4,983,750	4,963,792	2.8%
Source Gas LLC	March-10	3,840,000	4,314,140	2.4%
Symetra Financial Corp.	February-11	4,973,773	5,140,502	2.9%
Valeant Pharmaceuticals International, Inc.	July-12	2,070,000	2,175,000	1.2%

		$27,211,898	$28,613,874	16.0%

Diamond Hill Funds Annual Report December 31, 2012	Page 35

Diamond Hill Strategic Income Fund

Schedule of Investments (Continued)

December 31, 2012

#	Restricted and illiquid securities not registered under the Securities Act of 1933 and valued at fair value by management:

	Acquisition Date	Current Cost	Fair Value	Value as a % of Net Assets
Alesco Preferred Funding III	March-04	$724,100	$118,709	0.1%
Alesco Preferred Funding Ltd., Series 6A, Class PPNE	March-05	336,608	106,907	0.1%
Alesco Preferred Funding VI PNN	December-04	621,631	198,437	0.1%
Fort Sheridan ABS CDO Ltd., Series 2005-1A, Class PPN2	March-05	509,448	214,506	0.1%
Taberna Preferred Funding Ltd., Series 2005-1A, Class PPN2	March-05	1,035,359	357,971	0.2%

		$3,227,146	$996,530	0.6%

S	Rate represents the daily yield on December 31, 2012.

REIT	– Real Estate Investment Trust

See accompanying Notes to Financial Statements

Page 36	Diamond Hill Funds Annual Report December 31, 2012

Diamond Hill Funds

Statements of Assets & Liabilities

December 31, 2012

	Small Cap Fund	Small-Mid Cap Fund	Large Cap Fund	Select Fund
Assets
Total investment securities, at cost	$774,792,721	$113,958,586	$1,685,909,966	$59,912,917
Investment securities, at fair value - including $185,213,269, $23,993,434, $259,434,022 and $8,757,152 of securities loaned	$891,139,075	$129,684,423	$1,919,073,010	$67,101,021
Cash	80,057,816	8,141,553	10,544,874	714,147
Receivable for fund shares issued	8,720,432	475,025	2,553,566	5,564
Receivable for dividends and interest	510,421	77,103	1,875,010	62,578
Total Assets	980,427,744	138,378,104	1,934,046,460	67,883,310

Liabilities
Payable for securities purchased	-	707,975	-	-
Payable for fund shares redeemed	10,389,266	128,977	4,005,490	236,793
Payable for return of collateral received	187,024,865	24,205,731	262,936,384	8,895,426
Payable to Investment Adviser	527,734	70,891	772,782	34,698
Payable to Administrator	157,025	19,789	323,247	11,650
Accrued distribution and service fees	109,171	11,824	155,881	4,316
Payable to accountant and custodian	19,254	2,477	36,620	1,204
Total Liabilities	198,227,315	25,147,664	268,230,404	9,184,087

Net Assets	$782,200,429	$113,230,440	$1,665,816,056	$58,699,223

Components of Net Assets
Paid-in capital	$666,101,545	$97,982,980	$1,430,455,727	$51,975,094
Accumulated net investment income (loss)	-	21,078	3,377,654	481,483
Accumulated net realized gains (losses) from investment transactions	(247,470)	(499,455)	(1,180,369)	(945,458)
Net unrealized appreciation (depreciation) on investments	116,346,354	15,725,837	233,163,044	7,188,104
Net Assets	$782,200,429	$113,230,440	$1,665,816,056	$58,699,223

Net Assets
Class A shares	$390,371,421	$19,607,407	$617,406,895	$7,777,907
Class C shares	$29,917,056	$9,169,490	$33,304,587	$3,271,050
Class I shares	$298,472,556	$53,513,947	$791,031,243	$41,861,993
Class Y shares	$63,439,396	$30,939,596	$224,073,331	$5,788,273

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)
Class A Shares	15,647,377	1,493,453	37,326,025	744,366
Class C Shares	1,304,363	731,389	2,083,974	319,068
Class I Shares	11,838,094	4,052,236	47,635,619	4,014,160
Class Y Shares	2,517,456	2,343,250	13,498,568	554,855

Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$24.95	$13.13	$16.54	$10.45
Class C Shares(A)	$22.94	$12.54	$15.98	$10.25
Class I Shares	$25.21	$13.21	$16.61	$10.43
Class Y Shares	$25.20	$13.20	$16.60	$10.43

Maximum offering price
Maximum sales charge - Class A Shares	5.00%	5.00%	5.00%	5.00%
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share - Class A Shares	$26.26	$13.82	$17.41	$11.00

(A)	Redemption price per share varies based upon holding period.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2012	Page 37

Diamond Hill Funds

Statements of Assets & Liabilities

December 31, 2012

	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund	Strategic Income Fund
Assets
Total investment securities, at cost	$1,964,819,973	$26,861,781	$9,887,632	$174,329,168
Investment securities, at fair value - including $220,150,559, $5,145,711, $462,507 and $12,327,708 of securities loaned	$2,302,926,366	$29,609,007	$11,674,439	$181,315,717
Cash	179,632,244	4,171,476	1,396,705	7,499,763
Deposits with brokers for securities sold short	377,163,819	1,995,565	992,893	-
Receivable for fund shares issued	6,153,910	129,567	5,653	306,564
Receivable for dividends and interest	2,189,983	16,530	8,866	3,078,199
Total Assets	2,868,066,322	35,922,145	14,078,556	192,200,243

Liabilities
Securities sold short, at fair value (proceeds $302,344,278, $1,652,762, $793,093 and $- )	360,035,715	1,829,381	905,945	-
Payable for securities purchased	-	-	65,453	-
Payable for expenses and fees on securities sold short	388,207	4,081	2,161	-
Payable for fund shares redeemed	7,636,821	2,466	3,082	734,124
Payable for return of collateral received	222,398,682	5,238,919	473,660	12,886,980
Payable to Investment Adviser	1,727,071	24,171	10,487	76,307
Payable to Administrator	468,742	4,569	2,622	37,856
Accrued distribution and service fees	201,535	347	2,341	32,978
Payable to accountant and custodian	62,013	663	136	4,077
Total Liabilities	592,918,786	7,104,597	1,465,887	13,772,322

Net Assets	$2,275,147,536	$28,817,548	$12,612,669	$178,427,921

Components of Net Assets
Paid-in capital	$2,470,831,039	$26,248,989	$24,415,551	$188,251,518
Accumulated net investment income (loss)	9,627,549	1,698	-	111,720
Accumulated net realized gains (losses) from investment transactions	(485,726,008)	(3,746)	(13,476,837)	(16,921,866)
Net unrealized appreciation (depreciation) on investments	280,414,956	2,570,607	1,673,955	6,986,549
Net Assets	$2,275,147,536	$28,817,548	$12,612,669	$178,427,921

Net Assets
Class A shares	$533,722,326	$1,119,713	$7,861,969	$44,373,591
Class C shares	$103,393,400	$147,916	$819,970	$27,800,920
Class I shares	$1,554,623,015	$15,978,104	$3,930,730	$103,738,004
Class Y shares	$83,408,795	$11,571,815	$-	$2,515,406

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)
Class A Shares	29,404,897	61,054	594,000	3,967,308
Class C Shares	6,108,346	8,117	65,544	2,488,915
Class I Shares	84,715,473	870,471	298,165	9,293,661
Class Y Shares	4,544,799	630,273	-	225,514

Net asset value, offering (except Class A Shares) and redemption price per share:
Class A Shares	$18.15	$18.34	$13.24	$11.18
Class C Shares(A)	$16.93	$18.22	$12.51	$11.17
Class I Shares	$18.35	$18.36	$13.18	$11.16
Class Y Shares	$18.35	$18.36	$-	$11.15
Maximum offering price
Maximum sales charge - Class A Shares	5.00%	5.00%	5.00%	3.50%
(100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent) per share - Class A Shares	$19.11	$19.31	$13.94	$11.59

(A)	Redemption price per share varies based upon holding period.

See accompanying Notes to Financial Statements.

Page 38	Diamond Hill Funds Annual Report December 31, 2012

Diamond Hill Funds

Statements of Operations

For the year ended December 31, 2012

	Small Cap Fund	Small-Mid Cap Fund	Large Cap Fund	Select Fund
Investment Income
Dividends	$11,926,369	$1,249,947	$36,758,440	$1,234,754
Interest	39,722	9,494	58,081	3,349
Securities lending income	969,436	19,240	221,933	8,459
Total Investment Income	12,935,527	1,278,681	37,038,454	1,246,562

Expenses
Investment advisory fees	6,403,141	663,115	8,371,941	364,556
Administration fees	1,938,419	198,432	3,659,320	123,124
Distribution fees - Class A	1,048,978	46,854	1,431,407	20,352
Distribution and service fees - Class C	323,958	86,549	321,388	34,180
Accounting and custody fees	53,181	10,860	122,998	6,606
Total Expenses	9,767,677	1,005,810	13,907,054	548,818

Net Investment Income (Loss)	3,167,850	272,871	23,131,400	697,744

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on security sales	30,129,454	3,714,329	66,945,646	1,927,404
Net change in unrealized appreciation (depreciation) on investments	64,030,020	9,479,780	82,462,094	2,765,760
Net Realized and Unrealized Gains (Losses) on Investments	94,159,474	13,194,109	149,407,740	4,693,164

Change in Net Assets from Operations	$97,327,324	$13,466,980	$172,539,140	$5,390,908

	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund	Strategic Income Fund
Investment Income
Dividends	$42,511,709	$320,555	$231,863	$108,989
Interest	201,324	12,362	15,553	10,912,403
Securities lending income	232,384	45,951	1,416	111,524
Total Investment Income	42,945,417	378,868	248,832	11,132,916

Expenses
Investment advisory fees	18,583,816	224,853	109,004	845,866
Administration fees	5,087,223	42,747	27,356	420,031
Distribution fees - Class A	1,304,532	2,026	18,893	110,054
Distribution and service fees - Class C	1,136,067	753	8,536	265,795
Accounting and custody fees	185,883	6,019	6,387	26,178
Expenses and fees on securities sold short	7,020,297	23,646	22,212	-
Total Expenses	33,317,818	300,044	192,388	1,667,924

Net Investment Income (Loss)	9,627,599	78,824	56,444	9,464,992

Realized and Unrealized Gains (Losses) on Investments
Net realized gains (losses) on security sales	123,328,557	210,422	711,754	564,733
Net realized gains (losses) on closed short positions	3,356,592	112,547	15,430	-
Net change in unrealized appreciation (depreciation) on investments	30,978,764	2,570,607	1,725,138	5,116,229
Net Realized and Unrealized Gains (Losses) on Investments	157,663,913	2,893,576	2,452,322	5,680,962

Change in Net Assets from Operations	$167,291,512	$2,972,400	$2,508,766	$15,145,954

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2012	Page 39

Diamond Hill Funds

Statements of Changes in Net Assets

	Small Cap Fund		Small-Mid Cap Fund		Large Cap Fund		Select Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year ended December 31, 2012	For the year ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011
From Operations
Net investment income (loss)	$3,167,850	$(1,965,273)	$272,871	$78,384	$23,131,400	$15,667,010	$697,744	$472,841
Net realized gains (losses) on security sales	30,129,454	37,188,307	3,714,329	2,139,908	66,945,646	12,766,818	1,927,404	791,820
Net change in unrealized appreciation (depreciation) on investments	64,030,020	(95,394,991)	9,479,780	(6,346,976)	82,462,094	2,373,247	2,765,760	(2,133,231)
Change in Net Assets from Operations	97,327,324	(60,171,957)	13,466,980	(4,128,684)	172,539,140	30,807,075	5,390,908	(868,570)

Distributions to Shareholders
From net investment income:
Class A	(1,330,780)	-	(4,470)	-	(7,686,137)	(6,627,845)	(55,677)	(39,417)
Class C	-	-	-	-	(192,790)	(108,384)	-	-
Class I	(1,718,094)	(445,201)	(154,313)	(40,001)	(11,551,812)	(8,894,235)	(437,925)	(266,183)
Class Y	(488,929)	-	(140,210)	-	(3,698,722)	-	(68,257)	-
From net realized gains on investments:
Class A	(14,700,458)	(16,023,649)	(541,059)	(471,879)	(1,701,263)	-	(177,974)	-
Class C	(1,199,637)	(1,266,765)	(269,679)	(228,014)	(95,354)	-	(78,031)	-
Class I	(10,631,813)	(11,544,894)	(1,487,194)	(1,160,054)	(2,194,710)	-	(975,189)	-
Class Y	(2,291,039)	-	(861,022)	-	(613,387)	-	(134,657)	-
Change in Net Assets from Distributions to Shareholders	(32,360,750)	(29,280,509)	(3,457,947)	(1,899,948)	(27,734,175)	(15,630,464)	(1,927,710)	(305,600)
Change in net assets from capital transactions	(59,891,817)	17,954,074	34,164,984	5,740,342	213,266,718	180,487,439	9,147,226	3,952,842

Total Change in Net Assets	5,074,757	(71,498,392)	44,174,017	(288,290)	358,071,683	195,664,050	12,610,424	2,778,672

Net Assets
Beginning of period	777,125,672	848,624,064	69,056,423	69,344,713	1,307,744,373	1,112,080,323	46,088,799	43,310,127
End of period	$782,200,429	$777,125,672	$113,230,440	$69,056,423	$1,665,816,056	$1,307,744,373	$58,699,223	$46,088,799
Accumulated Net Investment Income (Loss)	$-	$-	$21,078	$47,075	$3,377,654	$3,375,715	$481,483	$472,840

See accompanying notes to Financial Statements.

Page 40	Diamond Hill Funds Annual Report December 31, 2012

Diamond Hill Funds

Statements of Changes in Net Assets

	Small Cap Fund		Small-Mid Cap Fund		Large Cap Fund		Select Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year ended December 31, 2012	For the year ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Capital Transactions:
Class A
Proceeds from shares sold	$92,315,984	$131,626,237	$7,582,329	$8,319,078	$188,087,012	$289,734,415	$1,855,487	$3,731,198
Reinvested distributions	14,016,747	14,169,771	490,305	407,144	8,970,570	6,334,730	218,009	36,147
Payments for shares redeemed	(182,981,707)	(164,898,697)	(8,080,590)	(6,999,177)	(231,818,748)	(168,247,710)	(2,963,396)	(3,032,680)
Change in Net Assets from Class A Share Transactions	(76,648,976)	(19,102,689)	(7,956)	1,727,045	(34,761,166)	127,821,435	(889,900)	734,665
Class C
Proceeds from shares sold	3,339,208	4,817,516	1,395,884	2,444,891	5,166,453	8,075,647	271,336	880,095
Reinvested distributions	1,062,556	1,125,427	210,408	165,889	250,246	90,617	57,219	-
Payments for shares redeemed	(8,481,300)	(5,186,954)	(1,456,120)	(1,193,527)	(5,710,528)	(7,215,073)	(947,282)	(1,420,240)
Change in Net Assets from Class C Share Transactions	(4,079,536)	755,989	150,172	1,417,253	(293,829)	951,191	(618,727)	(540,145)
Class I
Proceeds from shares sold	98,789,866	151,539,487	16,592,523	15,324,872	377,650,394	216,458,037	15,474,051	11,919,530
Reinvested distributions	10,401,478	9,502,510	1,535,572	1,007,091	12,535,349	7,384,792	1,066,468	246,689
Payments for shares redeemed	(151,778,830)	(124,741,223)	(13,138,069)	(13,735,919)	(361,443,859)	(172,128,016)	(11,571,208)	(8,407,897)
Change in Net Assets from Class I Share Transactions	(42,587,486)	36,300,774	4,990,026	2,596,044	28,741,884	51,714,813	4,969,311	3,758,322
Class Y
Proceeds from shares sold	62,199,978	-	29,721,385	-	228,256,655	-	5,841,735	-
Proceeds from shares sold - in-kind	-	-	-	-	2,786,568	-	-	-
Reinvested distributions	2,770,079	-	691,728	-	3,654,990	-	161,753	-
Payments for shares redeemed	(1,545,876)	-	(1,380,371)	-	(15,118,384)	-	(316,946)	-
Change in Net Assets from Class Y Share Transactions	63,424,181	-	29,032,742	-	219,579,829	-	5,686,542	-
Change in net assets from capital transactions	$(59,891,817)	$17,954,074	$34,164,984	$5,740,342	$213,266,718	$180,487,439	$9,147,226	$3,952,842
Share Transactions:
Class A
Issued	3,749,172	5,243,052	603,958	655,207	11,732,062	19,355,285	175,939	393,761
Reinvested	571,180	633,427	37,949	35,967	549,670	421,472	21,145	3,711
Redeemed	(7,395,743)	(6,584,334)	(639,668)	(570,129)	(14,616,139)	(11,213,426)	(285,690)	(308,761)
Change in shares outstanding	(3,075,391)	(707,855)	2,239	121,045	(2,334,407)	8,563,331	(88,606)	88,711
Class C
Issued	146,151	201,229	115,941	199,391	333,847	555,863	26,956	97,843
Reinvested	47,099	54,316	17,051	15,205	15,870	6,236	5,654	-
Redeemed	(372,953)	(224,894)	(120,692)	(103,138)	(372,346)	(504,137)	(95,151)	(148,897)
Change in shares outstanding	(179,703)	30,651	12,300	111,458	(22,629)	57,962	(62,541)	(51,054)
Class I
Issued	3,955,958	5,987,256	1,305,500	1,189,658	23,480,044	14,534,993	1,476,125	1,196,597
Reinvested	419,414	419,571	118,121	88,232	764,817	489,708	103,641	25,380
Redeemed	(6,035,146)	(4,913,993)	(1,063,447)	(1,130,873)	(22,200,954)	(11,492,104)	(1,119,053)	(837,541)
Change in shares outstanding	(1,659,774)	1,492,834	360,174	147,017	2,043,907	3,532,597	460,713	384,436
Class Y
Issued	2,467,003	-	2,396,490	-	14,014,442	-	568,795	-
Issued - in-kind	-	-	-	-	173,402	-	-	-
Reinvested	111,742	-	53,210	-	223,137	-	15,719	-
Redeemed	(61,289)	-	(106,450)	-	(912,413)	-	(29,659)	-
Change in shares outstanding	2,517,456	-	2,343,250	-	13,498,568	-	554,855	-
Change in shares	(2,397,412)	815,630	2,717,963	379,520	13,185,439	12,153,890	864,421	422,093

See accompanying notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2012	Page 41

Diamond Hill Funds

Statements of Changes in Net Assets

	Long-Short Fund		Research Opportunities Fund	Financial Long-Short Fund		Strategic Income Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012(A)	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the year ended December 31, 2012	For the year ended December 31, 2011
From Operations
Net investment income (loss)	$9,627,599	$6,309,019	$78,824	$56,444	$14,545	$9,464,992	$8,635,367
Net realized gains (losses) on security sales	123,328,557	(9,156,109)	210,422	711,754	251,461	564,733	1,292,968
Net realized gains (losses) on closed short positions	3,356,592	4,274,910	112,547	15,430	66,927	-	-
Net change in unrealized appreciation (depreciation) on investments	30,978,764	50,048,450	2,570,607	1,725,138	(2,061,015)	5,116,229	(2,444,055)
Change in Net Assets from Operations	167,291,512	51,476,270	2,972,400	2,508,766	(1,728,082)	15,145,954	7,484,280

Distributions to Shareholders
From net investment income:
Class A	(481,377)	-	(920)	(39,291)	(24,449)	(2,456,527)	(2,447,874)
Class C	-	-	-	-	-	(1,292,950)	(1,200,578)
Class I	(5,398,618)	(2,198,228)	(39,149)	(32,438)	(10,300)	(5,662,671)	(4,886,777)
Class Y	(429,039)	-	(42,459)	-	-	(106,908)	-
From net realized gains on investments:
Class A	-	-	(11,368)	-	-	-	-
Class C	-	-	(1,528)	-	-	-	-
Class I	-	-	(162,885)	-	-	-	-
Class Y	-	-	(118,699)	-	-	-	-
Change in Net Assets from Distributions to Shareholders	(6,309,034)	(2,198,228)	(377,008)	(71,729)	(34,749)	(9,519,056)	(8,535,229)
Change in net assets from capital transactions	268,323,808	(127,006,915)	26,222,156	1,146,030	(1,004,214)	26,770,493	3,564,997

Total Change in Net Assets	429,306,286	(77,728,873)	28,817,548	3,583,067	(2,767,045)	32,397,391	2,514,048

Net Assets
Beginning of period	1,845,841,250	1,923,570,123	-	9,029,602	11,796,647	146,030,530	143,516,482
End of period	$2,275,147,536	$1,845,841,250	$28,817,548	$12,612,669	$9,029,602	$178,427,921	$146,030,530
Accumulated Net Investment Income (Loss)	$9,627,549	$6,308,984	$1,698	$-	$-	$111,720	$165,784

(A)	Inception date of the Fund is December 30, 2011. Fund commenced public offering and investment operations on January 3, 2012.

See accompanying notes to Financial Statements.

Page 42	Diamond Hill Funds Annual Report December 31, 2012

Diamond Hill Funds

Statements of Changes in Net Assets

	Long-Short Fund		Research Opportunities Fund	Financial Long-Short Fund		Strategic Income Fund
	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012(A)	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011	For the Year Ended December 31, 2012	For the Year Ended December 31, 2011
Capital Transactions:
Class A
Proceeds from shares sold	$178,400,411	$189,806,993	$1,512,012	$1,666,721	$2,865,147	$15,180,687	$26,060,492
Reinvested distributions	351,948	-	12,118	30,991	19,203	1,774,383	1,692,066
Payments for shares redeemed	(200,387,209)	(390,748,620)	(435,488)	(2,199,237)	(3,541,151)	(12,955,470)	(30,843,853)
Change in Net Assets from Class A Share Transactions	(21,634,850)	(200,941,627)	1,088,642	(501,525)	(656,801)	3,999,600	(3,091,295)

Class C
Proceeds from shares sold	6,096,610	7,670,004	143,504	99,295	149,651	7,160,477	4,116,876
Reinvested distributions	-	-	597	-	-	671,544	613,594
Payments for shares redeemed	(31,085,293)	(70,332,026)	(41)	(269,282)	(565,644)	(4,635,232)	(5,145,192)
Change in Net Assets from Class C Share Transactions	(24,988,683)	(62,662,022)	144,060	(169,987)	(415,993)	3,196,789	(414,722)

Class I
Proceeds from shares sold	577,978,176	521,061,532	21,079,703	2,419,317	1,659,056	28,601,026	15,732,671
Reinvested distributions	1,762,762	859,426	192,853	15,030	8,655	4,232,173	3,563,436
Payments for shares redeemed	(346,261,846)	(385,324,224)	(7,182,594)	(616,805)	(1,599,131)	(15,733,634)	(12,225,093)
Change in Net Assets from Class I Share Transactions	233,479,092	136,596,734	14,089,962	1,817,542	68,580	17,099,565	7,071,014

Class Y
Proceeds from shares sold	100,293,210	-	10,911,862	-	-	2,472,263	-
Reinvested distributions	427,791	-	12,279	-	-	94,167	-
Payments for shares redeemed	(19,252,752)	-	(24,649)	-	-	(91,891)	-
Change in Net Assets from Class Y Share Transactions	81,468,249	-	10,899,492	-	-	2,474,539	-
Change in net assets from capital transactions	$268,323,808	$(127,006,915)	$26,222,156	$1,146,030	$(1,004,214)	$26,770,493	$3,564,997
Share Transactions:
Class A
Issued	10,106,080	11,487,001	83,966	139,712	243,557	1,368,497	2,377,879
Reinvested	19,552	-	669	2,372	1,820	159,937	154,925
Redeemed	(11,347,924)	(23,834,152)	(23,581)	(180,852)	(313,720)	(1,164,264)	(2,831,935)
Change in shares outstanding	(1,222,292)	(12,347,151)	61,054	(38,768)	(68,343)	364,170	(299,131)

Class C
Issued	370,191	491,072	8,086	8,707	13,408	646,098	377,761
Reinvested	-	-	33	-	-	60,596	56,269
Redeemed	(1,886,870)	(4,522,291)	(2)	(23,044)	(52,707)	(417,210)	(471,092)
Change in shares outstanding	(1,516,679)	(4,031,219)	8,117	(14,337)	(39,299)	289,484	(37,062)

Class I
Issued	32,347,052	31,237,550	1,273,886	196,951	135,903	2,586,603	1,443,472
Reinvested	96,855	50,614	10,638	1,154	824	382,142	327,465
Redeemed	(19,377,015)	(23,318,156)	(414,053)	(51,190)	(139,844)	(1,418,356)	(1,124,068)
Change in shares outstanding	13,066,892	7,970,008	870,471	146,915	(3,117)	1,550,389	646,869

Class Y
Issued	5,584,570	-	630,924	-	-	225,420	-
Reinvested	23,505	-	677	-	-	8,501	-
Redeemed	(1,063,276)	-	(1,328)	-	-	(8,407)	-
Change in shares outstanding	4,544,799	-	630,273	-	-	225,514	-
Change in shares	14,872,720	(8,408,362)	1,569,915	93,810	(110,759)	2,429,557	310,676

(A)	Inception date of the Fund is December 30, 2011. Fund commenced public offering and investment operations on January 3, 2012.

See accompanying notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2012	Page 43

Small Cap Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Small Cap Fund Class A	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000's)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(B)
For the year ended December 31, 2012	$23.04	0.07	(C)	2.88	2.95	(0.09)	(0.95)	(1.04)	$24.95	12.88%	$390,371	1.31%	0.30%	13%
For the year ended December 31, 2011	$25.80	(0.08)		(1.80)	(1.88)	-	(0.88)	(0.88)	$23.04	(7.17)%	$431,313	1.33%	(0.32)%	28%
For the year ended December 31, 2010	$21.31	(0.05)		4.95	4.90	-	(0.41)	(0.41)	$25.80	22.99%	$501,237	1.37%	(0.24)%	35%
For the year ended December 31, 2009	$16.53	(0.01)		4.79	4.78	-	-	-	$21.31	28.92%	$438,722	1.38%	(0.09)%	47%
For the year ended December 31, 2008	$22.53	0.13		(5.98)	(5.85)	(0.12)	(0.03)	(0.15)	$16.53	(25.99)%	$308,832	1.35%	0.75%	47%

Class C
For the year ended December 31, 2012	$21.34	(0.10	)(C)	2.65	2.55	-	(0.95)	(0.95)	$22.94	12.04%	$29,917	2.06%	(0.45)%	13%
For the year ended December 31, 2011	$24.14	(0.25)		(1.67)	(1.92)	-	(0.88)	(0.88)	$21.34	(7.83)%	$31,664	2.08%	(1.07)%	28%
For the year ended December 31, 2010	$20.12	(0.16)		4.59	4.43	-	(0.41)	(0.41)	$24.14	22.01%	$35,093	2.12%	(0.96)%	35%
For the year ended December 31, 2009	$15.72	(0.13)		4.53	4.40	-	-	-	$20.12	27.99%	$23,172	2.13%	(0.83)%	47%
For the year ended December 31, 2008	$21.44	(0.01)		(5.68)	(5.69)	-	(0.03)	(0.03)	$15.72	(26.55)%	$16,790	2.11%	(0.03)%	47%

Class I
For the year ended December 31, 2012	$23.27	0.14	(C)	2.90	3.04	(0.15)	(0.95)	(1.10)	$25.21	13.17%	$298,473	1.06%	0.56%	13%
For the year ended December 31, 2011	$26.01	(0.01)		(1.82)	(1.83)	(0.03)	(0.88)	(0.91)	$23.27	(6.91)%	$314,149	1.04%	(0.03)%	28%
For the year ended December 31, 2010	$21.41	-	(D)	5.01	5.01	-	(0.41)	(0.41)	$26.01	23.39%	$312,295	1.00%	0.20%	35%
For the year ended December 31, 2009	$16.55	0.04		4.83	4.87	(0.01)	-	(0.01)	$21.41	29.43%	$106,561	0.99%	0.30%	47%
For the year ended December 31, 2008	$22.57	0.17		(5.97)	(5.80)	(0.19)	(0.03)	(0.22)	$16.55	(25.69)%	$38,967	0.98%	1.17%	47%

Class Y(E)
For the year ended December 31, 2012	$23.27	0.20	(C)	2.88	3.08	(0.20)	(0.95)	(1.15)	$25.20	13.34%	$63,439	0.91%	0.82%	13%

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(D)	Amount is less than $0.005.

(E)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering and investment operations on January 3, 2012.

See accompanying Notes to Financial Statements.

Page 44	Diamond Hill Funds Annual Report December 31, 2012

Small-Mid Cap Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Small-Mid Cap Fund Class A	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000's)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(B)
For the year ended December 31, 2012	$11.71	0.02	(C)	1.78	1.80	-	(D)	(0.38)	(0.38)	$13.13	15.43%	$19,607	1.26%	0.15%	26%
For the year ended December 31, 2011	$12.56	-	(D)	(0.53)	(0.53)	-	(0.32)	(0.32)	$11.71	(4.19)%	$17,461	1.28%	-	%(E)	48%
For the year ended December 31, 2010	$10.22	(0.04)	2.38	2.34	-	-	(D)	-	(D)	$12.56	23.03%	$17,216	1.32%	(0.17)%	35%
For the year ended December 31, 2009	$7.26	0.03	2.93	2.96	-	-	-	$10.22	40.77%	$8,616	1.33%	0.17%	74%
For the year ended December 31, 2008	$10.50	0.10	(3.25)	(3.15)	(0.09)	-	(0.09)	$7.26	(30.01)%	$7,557	1.32%	1.11%	91%

Class C
For the year ended December 31, 2012	$11.28	(0.07	)(C)	1.71	1.64	-	(0.38)	(0.38)	$12.54	14.57%	$9,169	2.01%	(0.59)%	26%
For the year ended December 31, 2011	$12.21	(0.06)	(0.55)	(0.61)	-	(0.32)	(0.32)	$11.28	(4.89)%	$8,110	2.02%	(0.74)%	48%
For the year ended December 31, 2010	$10.00	(0.05)	2.26	2.21	-	-	(D)	-	(D)	$12.21	22.14%	$7,417	2.07%	(0.90)%	35%
For the year ended December 31, 2009	$7.15	(0.04)	2.89	2.85	-	-	-	$10.00	39.86%	$4,361	2.08%	(0.59)%	74%
For the year ended December 31, 2008	$10.40	0.04	(3.22)	(3.18)	(0.07)	-	(0.07)	$7.15	(30.54)%	$2,920	2.05%	0.48%	91%

Class I
For the year ended December 31, 2012	$11.78	0.05	(C)	1.80	1.85	(0.04)	(0.38)	(0.42)	$13.21	15.74%	$53,514	1.01%	0.42%	26%
For the year ended December 31, 2011	$12.61	0.04	(0.54)	(0.50)	(0.01)	(0.32)	(0.33)	$11.78	(3.86)%	$43,485	0.99%	0.29%	48%
For the year ended December 31, 2010	$10.23	0.02	2.37	2.39	(0.01)	-	(D)	(0.01)	$12.61	23.43%	$44,711	0.95%	0.22%	35%
For the year ended December 31, 2009	$7.25	0.04	2.96	3.00	(0.02)	-	(0.02)	$10.23	41.36%	$26,110	0.94%	0.54%	74%
For the year ended December 31, 2008	$10.50	0.13	(3.26)	(3.13)	(0.12)	-	(0.12)	$7.25	(29.77)%	$14,815	0.93%	1.49%	91%

Class Y(F)
For the year ended December 31, 2012	$11.78	0.09	(C)	1.77	1.86	(0.06)	(0.38)	(0.44)	$13.20	15.84%	$30,940	0.86%	0.68%	26%

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(D)	Amount is less than $0.005.

(E)	Amount is less than 0.005%.

(F)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering and investment operations on January 3, 2012.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2012	Page 45

Large Cap Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Large Cap Fund Class A	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000's)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Portfolio turnover rate(B)
For the year ended December 31, 2012	$14.96	0.22	(C)	1.62	1.84	(0.21)	(0.05)	(0.26)	$16.54	12.29%	$617,407	1.06%	1.37%	28%
For the year ended December 31, 2011	$14.78	0.18	(C)	0.17	0.35	(0.17)	-	(0.17)	$14.96	2.35%	$593,124	1.12%	1.19%	16%
For the year ended December 31, 2010	$13.62	0.10	1.17	1.27	(0.11)	-	(0.11)	$14.78	9.29%	$459,659	1.18%	0.90%	16%
For the year ended December 31, 2009	$10.47	0.10	3.06	3.16	(0.01)	-	(0.01)	$13.62	30.21%	$344,456	1.18%	0.91%	31%
For the year ended December 31, 2008	$16.25	0.15	(5.69)	(5.54)	(0.14)	(0.10)	(0.24)	$10.47	(34.06)%	$254,688	1.16%	1.23%	28%

Class C
For the year ended December 31, 2012	$14.46	0.10	(C)	1.56	1.66	(0.09)	(0.05)	(0.14)	$15.98	11.49%	$33,305	1.81%	0.62%	28%
For the year ended December 31, 2011	$14.29	0.06	0.16	0.22	(0.05)	-	(0.05)	$14.46	1.55%	$30,465	1.87%	0.45%	16%
For the year ended December 31, 2010	$13.18	0.02	1.09	1.11	-	(D)	-	-	(D)	$14.29	8.45%	$29,274	1.93%	0.15%	16%
For the year ended December 31, 2009	$10.19	0.02	2.97	2.99	-	-	-	$13.18	29.34%	$25,454	1.93%	0.17%	31%
For the year ended December 31, 2008	$15.84	0.06	(5.55)	(5.49)	(0.06)	(0.10)	(0.16)	$10.19	(34.64)%	$20,656	1.91%	0.48%	28%

Class I
For the year ended December 31, 2012	$15.01	0.26	(C)	1.63	1.89	(0.24)	(0.05)	(0.29)	$16.61	12.62%	$791,031	0.81%	1.62%	28%
For the year ended December 31, 2011	$14.82	0.22	0.17	0.39	(0.20)	-	(0.20)	$15.01	2.60%	$684,156	0.83%	1.49%	16%
For the year ended December 31, 2010	$13.65	0.13	1.20	1.33	(0.16)	-	(0.16)	$14.82	9.72%	$623,147	0.81%	1.29%	16%
For the year ended December 31, 2009	$10.49	0.11	3.11	3.22	(0.06)	-	(0.06)	$13.65	30.71%	$347,998	0.79%	1.28%	31%
For the year ended December 31, 2008	$16.29	0.23	(5.74)	(5.51)	(0.19)	(0.10)	(0.29)	$10.49	(33.82)%	$141,416	0.78%	1.67%	28%

Class Y(E)
For the year ended December 31, 2012	$15.01	0.30	(C)	1.62	1.92	(0.28)	(0.05)	(0.33)	$16.60	12.79%	$224,073	0.66%	1.87%	28%

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(D)	Amount is less than $0.005.

(E)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering and investment operations on January 3, 2012.

See accompanying Notes to Financial Statements.

Page 46	Diamond Hill Funds Annual Report December 31, 2012

Select Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Select Fund Class A	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of gross expenses to average net assets	Portfolio turnover rate(B)
For the year ended December 31, 2012	$9.69	0.12	(C)	0.97	1.09	(0.08)	(0.25)	(0.33)	$10.45	11.27%	$7,778	1.21%	1.15%	1.21%	38%
For the year ended December 31, 2011	$9.99	0.08		(0.33)	(0.25)	(0.05)	-	(0.05)	$9.69	(2.53)%	$8,071	1.23%	0.92%	1.23%	26%
For the year ended December 31, 2010	$9.02	0.07		0.91	0.98	(0.01)	-	(0.01)	$9.99	10.83%	$7,437	1.28%	0.67%	1.28%	18%
For the year ended December 31, 2009	$6.82	0.04		2.16	2.20	-	-	-	$9.02	32.26%	$6,910	1.28%	0.60%	1.28%	57%
For the year ended December 31, 2008	$10.61	0.09		(3.55)	(3.46)	(0.08)	(0.25)	(0.33)	$6.82	(32.68)%	$4,030	1.28%	1.10%	1.28%	85%

Class C
For the year ended December 31, 2012	$9.51	0.04	(C)	0.95	0.99	-	(0.25)	(0.25)	$10.25	10.44%	$3,271	1.96%	0.41%	1.96%	38%
For the year ended December 31, 2011	$9.83	0.02		(0.34)	(0.32)	-	-	-	$9.51	(3.26)%	$3,630	1.98%	0.15%	1.98%	26%
For the year ended December 31, 2010	$8.94	(0.01)		0.90	0.89	-	-	-	$9.83	9.96%	$4,254	2.03%	(0.08)%	2.03%	18%
For the year ended December 31, 2009	$6.78	0.01		2.15	2.16	-	-	-	$8.94	31.86%	$3,472	2.03%	0.07%	2.03%	57%
For the year ended December 31, 2008	$10.56	0.02		(3.55)	(3.53)	-	(0.25)	(0.25)	$6.78	(33.48)%	$3,366	2.01%	0.28%	2.02%	85%

Class I
For the year ended December 31, 2012	$9.68	0.15	(C)	0.96	1.11	(0.11)	(0.25)	(0.36)	$10.43	11.54%	$41,862	0.96%	1.44%	0.96%	38%
For the year ended December 31, 2011	$9.98	0.11		(0.33)	(0.22)	(0.08)	-	(0.08)	$9.68	(2.25)%	$34,388	0.95%	1.21%	0.95%	26%
For the year ended December 31, 2010	$9.02	0.07		0.94	1.01	(0.05)	-	(0.05)	$9.98	11.19%	$31,619	0.91%	1.05%	0.91%	18%
For the year ended December 31, 2009	$6.75	0.05		2.22	2.27	-	-	-	$9.02	33.63%	$23,122	0.89%	1.29%	0.89%	57%
For the year ended December 31, 2008	$10.59	0.11		(3.58)	(3.47)	(0.12)	(0.25)	(0.37)	$6.75	(32.85)%	$7,489	0.87%	1.58%	0.87%	85%

Class Y(D)
For the year ended December 31, 2012	$9.68	0.17	(C)	0.96	1.13	(0.13)	(0.25)	(0.38)	$10.43	11.69%	$5,788	0.81%	1.62%	0.81%	38%

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(D)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering and investment operations on January 3, 2012.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2012	Page 47

Long-Short Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Long-Short Fund Class A	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000's)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of total expenses to average net assets, excluding expenses and fees on securities sold short	Portfolio turnover rate(B)
For the year ended December 31, 2012	$16.75	0.06	(C)	1.36	1.42	(0.02)	-	(0.02)	$18.15	8.46%	$533,722	1.75%	0.32%	1.41%	39%
For the year ended December 31, 2011	$16.26	0.03	(C)	0.46	0.49	-	-	-	$16.75	3.01%	$512,870	1.67%	0.21%	1.43%	50%
For the year ended December 31, 2010	$16.31	-	(D)	(0.05)	(0.05)	-	-	-	$16.26	(0.31)%	$698,670	1.81%	0.01%	1.48%	43%
For the year ended December 31, 2009	$13.83	-	(D)	2.48	2.48	-	-	-	$16.31	17.93%	$965,382	1.85%	-	%(E)	1.48%	44%
For the year ended December 31, 2008	$18.40	0.16	(4.52)	(4.36)	(0.15)	(0.06)	(0.21)	$13.83	(23.65)%	$1,110,982	1.62%	0.95%	1.45%	59%

Class C
For the year ended December 31, 2012	$15.72	(0.07	)(C)	1.28	1.21	-	-	-	$16.93	7.70%	$103,393	2.50%	(0.43)%	2.16%	39%
For the year ended December 31, 2011	$15.37	(0.08	)(C)	0.43	0.35	-	-	-	$15.72	2.28%	$119,850	2.43%	(0.54)%	2.19%	50%
For the year ended December 31, 2010	$15.54	(0.19)	0.02	(0.17)	-	-	-	$15.37	(1.09)%	$179,214	2.56%	(0.73)%	2.23%	43%
For the year ended December 31, 2009	$13.28	(0.12)	2.38	2.26	-	-	-	$15.54	17.02%	$256,445	2.60%	(0.76)%	2.23%	44%
For the year ended December 31, 2008	$17.65	0.04	(4.32)	(4.28)	(0.03)	(0.06)	(0.09)	$13.28	(24.26)%	$278,069	2.37%	0.22%	2.20%	59%

Class I
For the year ended December 31, 2012	$16.93	0.10	(C)	1.38	1.48	(0.06)	-	(0.06)	$18.35	8.77%	$1,554,623	1.50%	0.58%	1.16%	39%
For the year ended December 31, 2011	$16.42	0.09	(C)	0.45	0.54	(0.03)	-	(0.03)	$16.93	3.29%	$1,213,122	1.39%	0.52%	1.15%	50%
For the year ended December 31, 2010	$16.42	0.04	(0.03)	0.01	(0.01)	-	(0.01)	$16.42	0.03%	$1,045,686	1.46%	0.42%	1.11%	43%
For the year ended December 31, 2009	$13.87	0.05	2.50	2.55	-	(D)	-	-	(D)	$16.42	18.39%	$733,909	1.47%	0.37%	1.10%	44%
For the year ended December 31, 2008	$18.46	0.19	(4.51)	(4.32)	(0.21)	(0.06)	(0.27)	$13.87	(23.36)%	$657,662	1.24%	1.33%	1.08%	59%

Class Y(F)
For the year ended December 31, 2012	$16.93	0.14	(C)	1.37	1.51	(0.09)	-	(0.09)	$18.35	8.95%	$83,409	1.35%	0.79%	1.01%	39%

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(D)	Amount is less than $0.005.

(E)	Amount is less than 0.005%.

(F)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering and investment operations on January 3, 2012.

See accompanying Notes to Financial Statements.

Page 48	Diamond Hill Funds Annual Report December 31, 2012

Research Opportunities Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Research Opportunities Fund(C) Class A	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total Distributions	Net Asset Value, End of Period	Total Return(A)	Net assets at end of period (000's)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of total expenses to average net assets, excluding expenses and fees on securities sold short	Portfolio turnover rate(B)
For the year ended December 31, 2012	$16.60	0.02	(D)	1.93	1.95	(0.02)	(0.19)	(0.21)	$18.34	11.73%	$1,120	1.63%	0.10%	1.53%	35%

Class C
For the year ended December 31, 2012	$16.60	(0.09	)(D)	1.90	1.81	-	(0.19)	(0.19)	$18.22	10.91%	$148	2.38%	(0.51)%	2.28%	35%

Class I
For the year ended December 31, 2012	$16.60	0.05	(D)	1.95	2.00	(0.05)	(0.19)	(0.24)	$18.36	12.03%	$15,978	1.38%	0.30%	1.28%	35%

Class Y
For the year ended December 31, 2012	$16.60	0.08	(D)	1.94	2.02	(0.07)	(0.19)	(0.26)	$18.36	12.17%	$11,572	1.23%	0.45%	1.13%	35%

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Inception date of the Fund is December 30, 2011. Fund commenced public offering and investment operations on January 3, 2012.

(D)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2012	Page 49

Financial Long-Short Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Financial Long-Short Fund Class A	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000's)	Ratio of total expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of total expenses to average net assets, excluding expenses and fees on securities sold short	Portfolio turnover rate(B)
For the year ended December 31, 2012	$10.51	0.06	(C)	2.74	2.80	(0.07)	-	(0.07)	$13.24	26.62%	$7,862	1.76%	0.49%	1.56%	58%
For the year ended December 31, 2011	$12.18	0.02		(1.65)	(1.63)	(0.04)	-	(0.04)	$10.51	(13.39)%	$6,650	1.66%	0.14%	1.54%	52%
For the year ended December 31, 2010	$10.43	0.02		1.73	1.75	-	-	-	$12.18	16.78%	$8,543	1.71%	0.09%	1.56%	60%
For the year ended December 31, 2009	$8.48	0.16	(C)	1.94	2.10	(0.15)	-	(0.15)	$10.43	24.73%	$8,053	1.77%	1.92%	1.58%	85%
For the year ended December 31, 2008	$16.20	0.45		(7.74)	(7.29)	(0.42)	(0.01)	(0.43)	$8.48	(44.98)%	$7,596	1.85%	2.37%	1.56%	74%

Class C
For the year ended December 31, 2012	$9.96	(0.02	)(C)	2.57	2.55	-	-	-	$12.51	25.60%	$820	2.51%	(0.20)%	2.31%	58%
For the year ended December 31, 2011	$11.58	(0.07	)(C)	(1.55)	(1.62)	-	-	-	$9.96	(13.99)%	$795	2.41%	(0.60)%	2.29%	52%
For the year ended December 31, 2010	$9.99	(0.10)		1.69	1.59	-	-	-	$11.58	15.92%	$1,381	2.46%	(0.66)%	2.31%	60%
For the year ended December 31, 2009	$8.12	0.09	(C)	1.84	1.93	(0.06)	-	(0.06)	$9.99	23.81%	$1,295	2.52%	1.17%	2.35%	85%
For the year ended December 31, 2008	$15.60	0.21		(7.31)	(7.10)	(0.37)	(0.01)	(0.38)	$8.12	(45.49)%	$1,866	2.58%	1.76%	2.30%	74%

Class I
For the year ended December 31, 2012	$10.47	0.10	(C)	2.72	2.82	(0.11)	-	(0.11)	$13.18	26.94%	$3,931	1.51%	0.85%	1.31%	58%
For the year ended December 31, 2011	$12.14	0.07		(1.67)	(1.60)	(0.07)	-	(0.07)	$10.47	(13.21)%	$1,584	1.37%	0.47%	1.25%	52%
For the year ended December 31, 2010	$10.37	0.08		1.71	1.79	(0.02)	-	(0.02)	$12.14	17.29%	$1,873	1.34%	0.45%	1.19%	60%
For the year ended December 31, 2009	$8.43	0.21	(C)	1.92	2.13	(0.19)	-	(0.19)	$10.37	25.31%	$671	1.38%	2.45%	1.19%	85%
For the year ended December 31, 2008	$16.18	0.63		(7.89)	(7.26)	(0.48)	(0.01)	(0.49)	$8.43	(44.79)%	$709	1.47%	2.80%	1.18%	74%

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

See accompanying Notes to Financial Statements.

Page 50	Diamond Hill Funds Annual Report December 31, 2012

Strategic Income Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated

Strategic Income Fund Class A	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Dividends from net investment income	Return of capital	Total distributions	Net asset value at end of period	Total return(A)	Net assets at end of period (000's)	Ratio of net expenses to average net assets	Ratio of net investment income (loss) to average net assets	Ratio of gross expenses to average net assets	Portfolio turnover rate(B)
For the year ended December 31, 2012	$10.79	0.62	(C)	0.39	1.01	(0.62)	-	(0.62)	$11.18	9.55%	$44,374	1.02%	5.57%	1.02%	33%
For the year ended December 31, 2011	$10.86	0.65		(0.09)	0.56	(0.63)	-	(0.63)	$10.79	5.21%	$38,895	1.02%	5.80%	1.02%	36%
For the year ended December 31, 2010	$10.15	0.64		0.69	1.33	(0.62)	-	(0.62)	$10.86	13.33%	$42,360	1.06%	5.81%	1.06%	68%
For the year ended December 31, 2009	$8.28	0.69		1.86	2.55	(0.68)	-	(0.68)	$10.15	32.13%	$41,048	1.08%	7.64%	1.08%	83%
For the year ended December 31, 2008	$10.41	0.71		(2.19)	(1.48)	(0.64)	(0.01)	(0.65)	$8.28	(14.79)%	$31,268	1.06%	6.60%	1.06%	95%

Class C
For the year ended December 31, 2012	$10.78	0.53	(C)	0.40	0.93	(0.54)	-	(0.54)	$11.17	8.76%	$27,801	1.77%	4.81%	1.77%	33%
For the year ended December 31, 2011	$10.85	0.56		(0.08)	0.48	(0.55)	-	(0.55)	$10.78	4.48%	$23,717	1.77%	5.06%	1.77%	36%
For the year ended December 31, 2010	$10.15	0.54		0.70	1.24	(0.54)	-	(0.54)	$10.85	12.39%	$24,264	1.81%	5.06%	1.81%	68%
For the year ended December 31, 2009	$8.27	0.58		1.91	2.49	(0.61)	-	(0.61)	$10.15	31.34%	$22,120	1.83%	6.88%	1.83%	83%
For the year ended December 31, 2008	$10.41	0.65		(2.21)	1.56	(0.57)	(0.01)	(0.58)	$8.27	(15.51)%	$14,730	1.80%	5.87%	1.81%	95%

Class I
For the year ended December 31, 2012	$10.77	0.64	(C)	0.40	1.04	(0.65)	-	(0.65)	$11.16	9.83%	$103,738	0.77%	5.81%	0.77%	33%
For the year ended December 31, 2011	$10.84	0.67		(0.08)	0.59	(0.66)	-	(0.66)	$10.77	5.53%	$83,418	0.73%	6.10%	0.73%	36%
For the year ended December 31, 2010	$10.13	0.64		0.72	1.36	(0.65)	-	(0.65)	$10.84	13.77%	$76,893	0.69%	6.18%	0.69%	68%
For the year ended December 31, 2009	$8.26	0.73		1.85	2.58	(0.71)	-	(0.71)	$10.13	32.69%	$64,407	0.69%	8.05%	0.69%	83%
For the year ended December 31, 2008	$10.40	0.70		(2.15)	(1.45)	(0.68)	(0.01)	(0.69)	$8.26	(14.55)%	$50,185	0.67%	7.05%	0.68%	95%

Class Y(D)
For the year ended December 31, 2012	$10.77	0.66	(C)	0.38	1.04	(0.66)	-	(0.66)	$11.15	9.90%	$2,515	0.62%	5.95%	0.62%	33%

(A)	Total returns shown exclude the effect of applicable sales charges.

(B)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

(C)	Net investment income (loss) per share has been calculated using the average daily shares outstanding during the period.

(D)	Inception date of Class Y is December 30, 2011. Class Y commenced public offering and investment operations on January 3, 2012.

See accompanying Notes to Financial Statements.

Diamond Hill Funds Annual Report December 31, 2012	Page 51

Diamond Hill Funds

Notes to Financial Statements

December 31, 2012

Organization

The Diamond Hill Small Cap Fund (“Small Cap Fund”), Diamond Hill Small-Mid Cap Fund (“Small-Mid Cap Fund”), Diamond Hill Large Cap Fund (“Large Cap Fund”), Diamond Hill Select Fund (“Select Fund”), Diamond Hill Long-Short Fund (“Long-Short Fund”), Diamond Hill Research Opportunities Fund (“Research Opportunities Fund”), Diamond Hill Financial Long-Short Fund (“Financial Long-Short Fund”) and Diamond Hill Strategic Income Fund (“Strategic Income Fund”), are each a series of the Diamond Hill Funds (the “Trust”) (each a “Fund” and collectively the “Funds”). The Trust is an Ohio business trust, which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end, management investment company. Each Fund is a diversified series of the Trust.

With the exception of the Financial Long-Short Fund, the Funds offer four classes of shares: Class A, Class C, Class I and Class Y. The Financial Long-Short Fund offers three classes of shares: Class A, Class C and Class I. Each class of shares for each Fund has identical rights and privileges except with respect to distribution (12b-1) and service fees, voting rights on matters affecting a single class of shares, exchange privileges of each class of shares and sales charges. Class A has a maximum sales charge on purchases of 5.00% as a percentage of the original purchase price except for Strategic Income Fund which is 3.50%. Class C has a contingent deferred sales charge of 1.00% for shares redeemed within a year of the purchase date.

Significant Accounting Policies

The following is a summary of the Funds’ significant accounting policies:

Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Security valuation — The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used by the Funds maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Listed securities for which market quotations are readily available are valued at the closing prices as determined by the primary exchange where the securities are traded. Unlisted securities or listed securities for which the latest sales prices are not readily available are valued at the closing bid price in the principal market where such securities are normally traded. Investments in other investment companies are valued at their reported net asset value. In each of these types of situations, valuations are typically categorized as Level 1 in the fair value hierarchy.

Debt securities are valued on the basis of valuations provided by dealers or by an independent pricing service that determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. Short-term debt investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Securities for which market quotations are not readily available (e.g., an approved pricing service does not provide a price, certain stale prices, or an event occurs that materially affects the furnished price) are valued by the Fair Value Committee. In these cases, the Fair Value Committee established and appointed by the Trustees determines in good faith, subject to Trust procedures, the fair value of portfolio securities held by a Fund (“good faith fair valuation”). When a good faith fair valuation of a security is required, consideration is generally given to a number of factors, including, but not limited to the following: dealer quotes, published analyses by dealers or analysts of the situation at issue, transactions implicitly valuing the security (such as a merger, tender offer, etc.), the value of other securities or

Page 52	Diamond Hill Funds Annual Report December 31, 2012

Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2012

contracts which derive their value from the security at issue, and the implications (whether negative or positive) of the circumstances which have caused trading in the security to halt. Depending on the source and relative significance of the valuation inputs in these instances, the valuations for these securities may be classified as Level 2 or Level 3 in the fair value hierarchy.

Approximately 0.6% of the Strategic Income Fund’s net assets are being valued using estimates provided by the Fair Value Committee. The Fair Value Committee relied heavily upon analysis of the Strategic Income Fund’s portfolio manager in the absence of readily ascertainable fair values. These values may differ from the values that would have been used had a ready market for these securities existed, and the differences could be material.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Trust determines transfers between fair value hierarchy levels at the reporting period end. There were no transfers between Levels 1, 2 or 3 as of December 31, 2012 based on input levels assigned at December 31, 2011.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For example, short-term debt securities of sufficient credit quality maturing in less than 61 days are valued using amortized cost in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

The following is a summary of the inputs used to value the Funds’ investments as of December 31, 2012:

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs
Investments in Securities: (Assets)
Small Cap Fund
Common Stocks*	$704,114,210	$-
Registered Investment Company	187,024,865	-

Total	891,139,075	-
Small-Mid Cap Fund
Common Stocks*	105,478,692	-
Registered Investment Company	24,205,731	-

Total	129,684,423	-
Large Cap Fund
Common Stocks*	1,656,136,626	-
Registered Investment Company	262,936,384	-

Total	1,919,073,010	-
Select Fund
Common Stocks*	58,205,595	-
Registered Investment Company	8,895,426	-

Total	67,101,021	-
Long-Short Fund
Common Stocks*	1,930,447,745	-
Registered Investment Companies	372,478,621	-

Total	2,302,926,366	-
Research Opportunities Fund
Common Stocks*	24,370,088	-
Registered Investment Company	5,238,919	-

Total	29,609,007	-

Diamond Hill Funds Annual Report December 31, 2012	Page 53

Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2012

	Level 1 – Quoted Prices	Level 2 – Other Significant Observable Inputs
Financial Long-Short Fund
Preferred Stock*	$174,771	$-
Common Stocks*	11,026,008	-
Registered Investment Company	473,660	-

Total	11,674,439	-
Strategic Income Fund
Collateralized Debt Obligations		996,530
Preferred Stocks*	1,241,788	-
Corporate Bonds*		166,190,419
Registered Investment Company	12,886,980	-

Total	14,128,768	167,186,949

Investments in Securities Sold Short: (Liabilities)
Long-Short Fund
Common Stocks*	(316,858,162)	-
Exchange Traded Fund	(43,177,553)	-

Total	(360,035,715)	-
Research Opportunities Fund
Common Stocks*	(1,829,381)	-
Financial Long-Short Fund
Common Stocks*	(905,945)	-

*	See Schedule of Investments and Schedule of Investments Sold Short for industry classification.

Short sales — The Long-Short Fund, Research Opportunities Fund, Financial Long-Short Fund and Strategic Income Fund are permitted to make short sales of securities. Short sales are effective when it is believed that the price of a particular security will decline, and involves the sale of a security which the Fund does not own in hope of purchasing the same security at a later date at a lower price. To make delivery to the buyer, a Fund must borrow the security, and the Fund is obligated to return the security to the lender, which is accomplished by a later purchase of the security by the Fund. Cash received from short sales is maintained by brokers and is used to meet margin requirements for short calls. It is included as “Deposits with brokers for securities sold short” on the Statements of Assets & Liabilities and “Segregated Cash With Brokers” on the Schedules of Investments.

A Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund purchases the security to replace the borrowed security. The use of short sales may cause a Fund to have higher expenses (especially dividend expenses) than those of other equity mutual funds. Short sales are speculative transactions and involve special risks, including greater reliance on the ability of Diamond Hill Capital Management, Inc. to accurately anticipate the future value of a security.

Securities lending — Under the terms of the securities lending agreement with Citibank, N.A. (“Citibank”), Citibank is authorized to loan securities on behalf of the Funds to approved borrowers. In exchange, the Funds receive cash collateral in the amount of at least 100% of the value of the securities loaned. The cash collateral is invested in short-term instruments as noted in each Fund’s Schedule of Investments. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return them. The agreement indemnifies the Funds from losses incurred in the event of a borrower’s material default of the terms and conditions of the borrower agreement. The agreement provides that after predetermined rebates to brokers, the Funds pay Citibank 15% of the net securities lending income plus any costs and other charges incurred by each Fund with Citibank to be paid as credits.

Page 54	Diamond Hill Funds Annual Report December 31, 2012

Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2012

As of December 31, 2012, the fair value of securities loaned and the collateral held were as follows:

	Fair Value of Securities Loaned	Fair Value of Collateral Received
Small Cap Fund	$185,213,269	$187,024,865
Small-Mid Cap Fund	23,993,434	24,205,731
Large Cap Fund	259,434,022	262,936,384
Select Fund	8,757,152	8,895,426
Long-Short Fund	220,150,559	222,398,682
Research Opportunities Fund	5,145,711	5,238,919
Financial Long-Short Fund	462,507	473,660
Strategic Income Fund	12,327,708	12,886,980

Security transactions — Throughout the reporting period, investment transactions are recorded no later than the first business day following trade date. For financial reporting purposes, investments are reported on trade date on the last business day of the reporting period. The specific identification method is used for determining realized gains or losses for financial statements and income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized using the daily effective yield method. The Funds record distributions received from investments in Real Estate Investment Trusts (“REITS”) in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts once the issuers provide information about the actual composition of the distributions.

Share valuation — The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of each Fund’s assets attributable to that class, less liabilities attributable to that class, by the number of shares of that class outstanding.

Federal income taxes — Each Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable net investment income and any net realized capital gains to its shareholders. The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended December 31, 2009 through 2012) and have concluded that no provision for income tax is required in their financial statements.

Distributions to shareholders — Dividends from net investment income are declared and paid monthly for the Strategic Income Fund. Dividends from net investment income are declared and paid on an annual basis for the Small Cap Fund, Small-Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, Research Opportunities Fund, and Financial Long-Short Fund. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. Distributions from net investment income and from net capital gains are determined in accordance with U.S. income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for paydown gains and losses on mortgage-backed securities, expiring capital loss carry-forwards and deferrals of certain losses. Permanent book and tax basis differences are reclassified among the components of net assets. Certain Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.

Allocations — Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

Diamond Hill Funds Annual Report December 31, 2012	Page 55

Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2012

Investment Transactions

For the year ended December 31, 2012, the purchases and sales (including maturities) of investment securities (excluding short-term securities and U.S. government obligations) were as follows:

	Purchases	Sales
Small Cap Fund	$94,260,356	$154,714,068
Small-Mid Cap Fund	46,773,945	21,301,471
Large Cap Fund	631,890,034	410,319,691
Select Fund	27,603,201	18,754,696
Long-Short Fund	758,294,662	681,810,904
Research Opportunities Fund	16,578,975	6,438,666
Financial Long-Short Fund	5,739,514	5,571,042
Strategic Income Fund	79,323,440	51,422,433

The Funds pay commissions on the purchase and sale of investment securities. The commissions are treated as transaction costs and, therefore, are included as part of the cost of purchases or net proceeds on the sale of investment securities and are not included in the presentation of Fund expenses on the Statements of Operations. No portion of the commissions paid during the year was used to purchase so-called “soft dollar” services as defined in Section 28(e) of the Securities Exchange Act of 1934. The Funds paid the following commissions during the year ended December 31, 2012:

	Total Commissions	Total Commissions Used to Pay for Soft Dollars Services	Commissions as a % of Average Net Assets
Small Cap Fund	$336,633	$-	0.04%
Small-Mid Cap Fund	79,487	-	0.09%
Large Cap Fund	706,606	-	0.05%
Select Fund	30,623	-	0.06%
Long-Short Fund	1,134,479	-	0.05%
Research Opportunities Fund	16,644	-	0.07%
Financial Long-Short Fund	11,882	-	0.11%
Strategic Income Fund	210	-	0.00%

Investment Advisory Fees and Other Transactions with Affiliates

The Small Cap Fund, Small-Mid Cap Fund, Large Cap Fund, Select Fund, Long-Short Fund, Research Opportunities Fund, Financial Long-Short Fund and Strategic Income Fund each receive investment management and advisory services from Diamond Hill Capital Management, Inc. (“DHCM”) under management agreements that provide for fees to be paid at an annual rate of 0.80%, 0.75%, 0.55%, 0.70%, 0.90%, 1.00%, 1.00% and 0.50% of the Fund’s average daily net assets, respectively. The advisory agreements are subject to annual approval by the Board of Trustees. In addition, each Fund has entered into an administrative services agreement whereby DHCM (“Administrator”) is paid a fee at an annual rate of 0.25% for Class A Shares, Class C Shares and Class I Shares and 0.10% for Class Y shares of each class’ average daily net assets. Prior to February 29, 2012, the fees paid by Class A shares, Class C shares and Class I shares were paid at an annual rate of 0.26%, 0.26% and 0.24% of each class’ average daily net assets, respectively. These administrative fees are used to pay most of the Funds’ operating expenses except advisory, distribution, fund accounting, custody, brokerage, taxes, interest and dividend expense on securities sold short and extraordinary expenses.

Pursuant to rule 12b-1 of the 1940 Act, each Fund has adopted a distribution plan (together, the “Plans”). Under the Plans, Class A shares pay a distribution fee at an annual rate of 0.25% of Class A average daily net assets. Class C shares pay a distribution and shareholder-servicing fee at an annual rate of 0.75% and 0.25%, respectively, of Class C average daily net assets. Class I and Class Y shares are not subject to any distribution or shareholder-servicing fees. The Trust entered into a Distribution Agreement on behalf of the Funds with BHIL Distributors, Inc. (“Distributor”), an affiliate of DHCM. Pursuant to the Distribution Agreement, the Distributor acts as principal underwriter of each Fund’s shares.

Page 56	Diamond Hill Funds Annual Report December 31, 2012

Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2012

For the year ended December 31, 2012, the Distributor retained the following amounts in sales commissions from the sales of Class A shares of the Funds as follows:

Small Cap Fund	$11,783
Small-Mid Cap Fund	1,949
Large Cap Fund	15,562
Select Fund	242
Long-Short Fund	16,436
Financial Long-Short Fund	2,030
Strategic Income Fund	4,470

DHCM, as the financing agent for Class C shares, received contingent deferred sales charges relating to the redemptions of Class C shares of the Funds for the year ended December 31, 2012 as follows:

Small Cap Fund	$1,364
Small-Mid Cap Fund	569
Large Cap Fund	4,842
Long-Short Fund	2,163
Financial Long-Short Fund	74
Strategic Income Fund	527

Certain Officers of the Trust are affiliated with DHCM or the Distributor. Such Officers receive no compensation from the Funds for serving in their respective roles.

Trustee Fees

The Independent Trustees are compensated for their services to the Funds by DHCM as part of the administration services agreement. Collectively, the Independent Trustees were paid $182,000 in fees during the year ended December 31, 2012.

Commitments and Contingencies

The Funds indemnify the Trust’s Officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Federal Tax Information

The amount and character of income and capital gain distributions paid by the Funds are determined in accordance with Federal income tax regulations which may differ from GAAP. The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets, as items such as short-term capital gains are treated as ordinary income for tax purposes.

Diamond Hill Funds Annual Report December 31, 2012	Page 57

Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2012

The tax character of distributions paid during 2012 and 2011 was as follows:

	Small Cap Fund		Small-Mid Cap Fund		Large Cap Fund		Select Fund
	2012	2011	2012	2011	2012	2011	2012	2011
Distributions paid from:
Ordinary income	$7,263,992	$1,610,834	$976,848	$40,001	$23,129,461	$15,630,464	$689,102	$305,600
Long-term capital gains	25,096,758	27,669,675	2,481,099	1,859,946	4,604,714	-	1,238,608	-

Total distributions	$32,360,750	$29,280,509	$3,457,947	$1,899,947	$27,734,175	$15,630,464	$1,927,710	$305,600

	Long-Short Fund		Research Opportunities Fund	Financial Long-Short Fund		Strategic Income Fund
	2012	2011	2012	2012	2011	2012	2011
Distributions paid from:
Ordinary income	$6,309,034	$2,198,228	$79,646	$71,729	$34,749	$9,519,056	$8,535,229
Long-term capital gains	-	-	297,362	-	-	-	-

Total distributions	$6,309,034	$2,198,228	$377,008	$71,729	$34,749	$9,519,056	$8,535,229

The following information is computed on a tax basis for each item as of December 31, 2012:

	Small Cap Fund	Small-Mid Cap Fund	Large Cap Fund	Select Fund
Tax cost of portfolio investments	$774,929,542	$114,469,108	$1,687,090,336	$60,858,375

Gross unrealized appreciation	145,913,883	15,577,910	238,452,944	7,011,015
Gross unrealized depreciation	(29,704,350)	(362,595)	(6,470,270)	(768,369)

Net unrealized appreciation	116,209,533	15,215,315	231,982,674	6,242,646
Undistributed ordinary income	-	21,078	3,377,654	481,483
Undistributed capital gains	-	11,067	-	-
Qualified Late Year Capital Losses deferred	(110,649)	-	-	-

Accumulated earnings	$116,098,884	$15,247,460	$235,360,328	$6,724,129

	Long-Short Fund	Research Opportunities Fund	Financial Long-Short Fund	Strategic Income Fund
Tax cost of portfolio investments	$1,665,507,211	$25,211,068	$9,360,333	$174,359,914

Gross unrealized appreciation	352,840,458	3,175,319	1,647,175	9,324,833
Gross unrealized depreciation	(75,457,018)	(606,761)	(239,014)	(2,369,030)

Net unrealized appreciation	277,383,440	2,568,558	1,408,161	6,955,803
Undistributed ordinary income	9,627,549	1	-	141,701
Undistributed capital gains	-	-	-	-
Capital loss carryforwards	(482,694,492)	-	(13,181,605)	(16,439,277)
Qualified Late Year Capital Losses deferred	-	-	(29,438)	(481,824)

Accumulated earnings (deficit)	$(195,683,503)	$2,568,559	$(11,802,882)	$(9,823,597)

The difference between book basis and tax basis net unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

As of the tax year ended December 31, 2012, the following Funds have capital loss carry forwards (“CLFCs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expire.

Page 58	Diamond Hill Funds Annual Report December 31, 2012

Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2012

CLCFs subject to expiration:

	Amount	Expires December 31,
Long-Short Fund	$413,517,395	2017
	69,177,097	2018

	$482,694,492

Financial Long-Short Fund	$6,641,477	2016
	6,540,128	2017

	$13,181,605

Strategic Income Fund	$11,167,423	2016
	5,271,854	2017

	$16,439,277

The Large Cap Fund, Select Fund, Long-Short Fund, Financial Long-Short Fund and Strategic Income Fund utilized $61,958,289, $488,344, $105,488,091, $653,866 and $970,808, respectively, of CLCFs in the current fiscal year.

The Funds also elected to defer until their subsequent tax year capital losses incurred after October 31, 2012. The CLCFs and “Qualified Late Year Capital Losses” losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

Reclassification of capital accounts — Reclassifications result primarily from the difference in the tax treatment of net investment losses, distributions in excess of net investment income, equalization, investments in REITS and contributed securities. The following reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Funds’ capital accounts on a tax basis:

	Paid-In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses)
Small Cap Fund	$2,504,130	$369,954	$(2,874,084)
Small-Mid Cap Fund	316,562	125	(316,687)
Large Cap Fund	160,704	-	(160,704)
Select Fund	138,130	(127,242)	(10,888)
Long-Short Fund	1	-	(1)
Research Opportunities Fund	26,833	5,402	(32,235)
Financial Long-Short Fund	(15,284)	15,285	(1)
Strategic Income Fund	1	-	(1)

In-kind Transactions

During the year ended December 31, 2012, the Large Cap Fund received securities in lieu of cash for shareholder subscriptions. The value of the subscription was as follows:

Date	Subscription	Securities	Cash	Class Y Shares Issued
April 9, 2012	$2,786,568	$2,716,322	$70,248	173,402

Special Meeting of Shareholders

A Special Meeting of Shareholders of the Trust was held on November 5, 2012 for purpose of voting on the following:

•	To elect five Trustees to the Board of Trustees of the Diamond Hill Funds

•	To approve the reclassification of the Diamond Hill Select Fund from a diversified fund to a non-diversified fund.

Diamond Hill Funds Annual Report December 31, 2012	Page 59

Diamond Hill Funds

Notes to Financial Statements (Continued)

December 31, 2012

The voting results for the election of five Trustees were as follows:

	Affirmative	Against
Elizabeth P. Kessler	217,231,077	929,765
Thomas E. Line	217,247,572	913,370
D’Ray Moore Rice	217,155,930	1,004,913
George A. Skestos	217,276,217	884,725
Peter E. Sundman	217,168,438	992,405

The voting results for the reclassification of the Diamond Hill Select Fund from a diversified fund to a non-diversified fund were 39.31% in favor of the proposal, 0.09% against the proposal and 0.33% abstained. Since a majority of votes were not received, the proposal did not pass.

Subsequent Events

The Funds evaluated events from December 31, 2012 through the date that these financial statements were issued. There were no subsequent events to report that would have a material impact on the Funds’ financial statements.

Page 60	Diamond Hill Funds Annual Report December 31, 2012

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders

of the Diamond Hill Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Diamond Hill Funds (comprised of the Diamond Hill Small Cap Fund, Diamond Hill Small-Mid Cap Fund, Diamond Hill Large Cap Fund, Diamond Hill Select Fund, Diamond Hill Long-Short Fund, Diamond Hill Research Opportunities Fund, Diamond Hill Financial Long-Short Fund, and Diamond Hill Strategic Income Fund) (collectively, the “Funds”) as of December 31, 2012, and the related statements of operations for the year or period then ended, and the statements of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and brokers or by other auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Diamond Hill Funds at December 31, 2012, the results of their operations for the year or period then ended, and the changes in their net assets and the financial highlights for each of the periods indicated, in conformity with U.S. generally accepted accounting principles.

Cincinnati, Ohio

February 26, 2013

Diamond Hill Funds Annual Report December 31, 2012	Page 61

Diamond Hill Funds

Other Items

December 31, 2012

(Unaudited)

Proxy Voting

The investment adviser is responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the advisor uses in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1-888-226-5595 or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Portfolio Disclosure

The Trust files a complete listing of portfolio holdings as of the end of the first and third quarters of each fiscal year on Form N-Q and each second and fourth quarters of each fiscal year on Form N-CSR. The complete listing (i) is available on the Commission’s website; (ii) may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling 1-888-226-5595. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Monthly portfolio holdings are also available on www.diamond-hill.com.

Dividends Received Deduction

For corporate shareholders, the following ordinary dividends paid during the year ended December 31, 2012 qualify for the corporate dividends received deduction:

Small Cap Fund	100.00%
Small-Mid Cap Fund	83.79%
Large Cap Fund	100.00%
Select Fund	100.00%
Long-Short Fund	100.00%
Research Opportunities Fund	100.00%
Financial Long-Short Fund	100.00%
Strategic Income Fund	0.02%

Qualified Dividend Income

The Funds designated the maximum amount allowable of their net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003. This amount was reflected on form 1099-div for the calendar year 2012.

Capital Gain Distribution

For the year ended December 31, 2012, the following Funds designated long-term capital gain distributions:

Small Cap Fund	$27,600,888
Small-Mid Cap Fund	2,797,660
Large Cap Fund	4,765,419
Select Fund	1,376,740
Research Opportunities Fund	316,333

Page 62	Diamond Hill Funds Annual Report December 31, 2012

Diamond Hill Funds

Schedule of Shareholder Expenses

Hypothetical Example of a $1,000 Investments at Beginning of Period

(Unaudited)

As a Fund shareholder, you may incur two types of costs: (1) transaction costs, including wire redemption fees and sales charges (loads) as applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs or other fees that may be apply, such as fees for low balance accounts. Therefore, the examples are useful in comparing ongoing costs only and will not help you determine the relative total cost of owning different funds. In addition, if these transactional costs and other fees were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at July 1, 2012 and held for the entire period from July 1, 2012 through December 31, 2012.

The Actual Expense example below provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Expenses paid during the period" to estimate the expenses you paid on your account during this period.

The Hypothetical Expense example below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)*		Funds annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Small Cap Fund
Class A	1,000.00	1,000.00	1,042.50	1,018.30	6.70	6.62	1.32
Class C	1,000.00	1,000.00	1,038.40	1,014.57	10.49	10.37	2.07
Class I	1,000.00	1,000.00	1,044.30	1,019.59	5.39	5.32	1.06
Class Y	1,000.00	1,000.00	1,044.70	1,020.07	4.63	4.57	0.92
Small-Mid Cap Fund
Class A	1,000.00	1,000.00	1,047.00	1,018.55	6.46	6.37	1.27
Class C	1,000.00	1,000.00	1,043.40	1,014.82	10.26	10.12	2.02
Class I	1,000.00	1,000.00	1,048.40	1,019.79	5.19	5.12	1.02
Class Y	1,000.00	1,000.00	1,049.20	1,020.31	4.38	4.32	0.87
Large Cap Fund
Class A	1,000.00	1,000.00	1,036.10	1,019.54	5.42	5.37	1.07
Class C	1,000.00	1,000.00	1,033.20	1,015.81	9.20	9.12	1.82
Class I	1,000.00	1,000.00	1,038.00	1,020.84	4.10	4.07	0.81
Class Y	1,000.00	1,000.00	1,038.60	1,021.34	3.31	3.28	0.66
Select Fund
Class A	1,000.00	1,000.00	1,038.20	1,018.75	6.23	6.17	1.23
Class C	1,000.00	1,000.00	1,034.70	1,015.02	10.02	9.92	1.98
Class I	1,000.00	1,000.00	1,039.30	1,020.04	4.92	4.87	0.97
Class Y	1,000.00	1,000.00	1,040.30	1,020.56	4.11	4.07	0.82
Long-Short Fund
Class A	1,000.00	1,000.00	1,026.30	1,016.11	8.87	8.82	1.76
Class C	1,000.00	1,000.00	1,022.90	1,012.38	12.62	12.56	2.51
Class I	1,000.00	1,000.00	1,028.40	1,017.40	7.56	7.52	1.50
Class Y	1,000.00	1,000.00	1,028.90	1,017.95	6.74	6.70	1.35

Diamond Hill Funds Annual Report December 31, 2012	Page 63

Diamond Hill Funds

Schedule of Shareholder Expenses

Hypothetical Example of a $1,000 Investments at Beginning of Period

(Unaudited) Continued

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)*		Funds annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Research Opportunities Fund
Class A	1,000.00	1,000.00	1,065.10	1,016.38	8.48	8.28	1.67
Class C	1,000.00	1,000.00	1,061.40	1,012.74	12.22	11.93	2.41
Class I	1,000.00	1,000.00	1,066.90	1,017.61	7.22	7.05	1.42
Class Y	1,000.00	1,000.00	1,067.50	1,018.34	6.46	6.30	1.27
Financial Long-Short Fund
Class A	1,000.00	1,000.00	1,131.30	1,016.06	9.38	8.87	1.77
Class C	1,000.00	1,000.00	1,126.50	1,012.33	13.32	12.61	2.52
Class I	1,000.00	1,000.00	1,133.70	1,017.21	8.17	7.72	1.54
Strategic Income Fund
Class A	1,000.00	1,000.00	1,052.50	1,019.79	5.21	5.12	1.02
Class C	1,000.00	1,000.00	1,048.90	1,016.06	9.02	8.87	1.77
Class I	1,000.00	1,000.00	1,053.80	1,021.03	3.93	3.87	0.77
Class Y	1,000.00	1,000.00	1,053.60	1,021.54	3.13	3.08	0.62

*	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half year period).

You can find more information about the Fund's expenses, including annual expense ratios for historical periods in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund's prospectus. The prospectus presents hypothetical shareholder costs over various time periods based upon a $10,000 investment and a return of 5% a year. The standardized example, which appears in all mutual fund prospectuses, may be useful to you in comparing the costs of investing in different funds.

Page 64	Diamond Hill Funds Annual Report December 31, 2012

Diamond Hill Funds

Management of the Trust (unaudited)

Listed in the charts below is basic information regarding the Trustees and Officers of the Trust.

INDEPENDENT TRUSTEES:

Name/ Address/[1] Age	Position(s) Held with Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) At Least The Last 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee

Thomas E. Line Year of Birth: 1967	Chairman Trustee	Since November 2005	Chief Operating Officer, Lancaster Pollard & Company from January 2012 to present; Senior Managing Director and Chief Financial Officer, Red Capital Group, October 2005 to December 2011.	8	N/A

Elizabeth P. Kessler Year of Birth: 1968	Trustee	Since November 2005	Partner in Charge, Columbus Ohio Office, Jones Day from January 2009 to present; Partner, Jones Day from January 2003 to January 2009.	8	N/A

D’Ray Moore Rice Year of Birth: 1959	Trustee	Since August 2007	Retired, Community Volunteer. Trustee of American Performance Funds from October 2004 to October 2007.	8	Independent Trustee of Advisors Investment Trust from July 2011 to present

George A. Skestos Year of Birth: 1968	Trustee	Since August 2000	Managing Member, Arcadia Holdings, LLC (private investment banking firm), May 2001 to the present; President of Homewood Corporation (real estate development firm), September 1999 to May 2001.	8	N/A

Peter E. Sundman Year of Birth: 1959	Trustee	Since November 2012	Chief Executive Officer, ClearBridge Advisors, LLC, 2009-2011; Chairman and Chief Executive Officer, Neuberger Berman Funds, 1988-2008; President, Neuberger Berman Management, 1988-2008.	8	Neuberger Berman Funds, March 1999 to December 2008

PRINCIPAL OFFICERS:

Name/ Address/[1] Age	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) At Least the Last 5 Years

James F. Laird, Jr. Year of Birth: 1957	President	Since December 2001	Chief Financial Officer of Diamond Hill Investment Group, Inc., since December 2001.

Gary R. Young Year of Birth: 1969	Chief Administration Officer and Secretary	Since October 2010 Since May 2004	Controller of Diamond Hill Investment Group, Inc. since April 2004. Chief Compliance Officer of Diamond Hill Capital Management Inc., since October 2010.

Karen R. Colvin Year of Birth: 1966	Vice President	Since November 2011	Director-Fund Administration & Sales Support, Diamond Hill Capital Management, Inc., June 2009 to present; Assistant Vice President, Nationwide Financial Services, Inc., September 2000 to June 2009.

Trent M. Statczar Year of Birth: 1971	Treasurer	Since October 2010	Director, Beacon Hill Fund Services, Inc. 2008 to present; Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.

George L. Stevens Year of Birth: 1951	Chief Compliance Officer	Since October 2010	Director, Beacon Hill Fund Services, Inc. 2008 to present; Vice President, Citi Fund Services Ohio, Inc. from 2004 to 2007.

[1]	The address of each Trustee and Officer is 325 John H. McConnell Boulevard — Suite 200, Columbus, Ohio 43215.

[2]	Each Trustee is elected to serve in accordance with the Declaration of Trust and Bylaws of the Trust until his or her successor is duly elected and qualified.

The Statement of Additional Information contains additional information about the Trustees and is available without charge on www.diamond-hill.com or by calling 1-888-226-5595.

Diamond Hill Funds Annual Report December 31, 2012	Page 65

325 John H. McConnell Blvd., Suite 200

Columbus, Ohio 43215

614.255.3333

www.diamond-hill.com

Investment Adviser

Diamond Hill Capital Management, Inc.

Distributor

BHIL Distributors, Inc.

For additional information, call:

Diamond Hill Funds

TOLL FREE 888.226.5595

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial expert is Mr. Thomas E Line, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Audit fees totaled $117,600 and $100,900 in fiscal 2012 and 2011, respectively. 2012 and 2011 fees include fees associated with the annual audit and filings of the registrant’s Form N-1A and Form N-SAR.

(b) Audit-Related Fees. There were no audit-related fees in fiscal 2012 and 2011.

(c) Tax Fees. Fees for tax compliance services totaled $38,400 and $32,900 in fiscal 2012 and 2011, respectively.

(d) All Other Fees. There were no other fees in fiscal 2012 and 2011.

(e)(1) Audit Committee Pre-Approval Policies. The Audit Committee’s pre-approval policies describe the types of audit, audit-related, tax and other services that may receive the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services,” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence and permissible non-audit services classified as “all other services” that are routine and recurring services.

(e)(2) 0.0% in fiscal 2012 and 2011.

(f) Not applicable.

(g) The aggregate non-audit fees for services to the registrant, its investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were $38,400 and $79,600 in 2012 and 2011, respectively.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) The Schedule of Investments is included in the Annual Report to Shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affected, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of Ethics for Senior Financial Officers is filed herewith.

(a)(2)	Certifications required by Item 12(a) of Form N-CSR are filed herewith.

(a)(3)	Not applicable.

(b)	Certification required by Item 12(b) of Form N-CSR is furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Diamond Hill Funds

By (Signature and Title)	/s/ James F. Laird, Jr.
James F. Laird, Jr., President

Date February 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ James F. Laird, Jr.
James F. Laird, Jr., President

Date February 26, 2013

By (Signature and Title)	/s/ Trent M. Statczar
Trent M. Statczar, Treasurer

Date February 26, 2013